                      AIRBUS 319-100 PURCHASE AGREEMENT


                       Dated as of September 19, 1997


                                  between


                              AVSA, S.A.R.L.,


                                    and


                          NORTHWEST AIRLINES, INC.

                               C O N T E N T S


     CLAUSES        TITLE                                                  PAGE
     -------        -----                                                  ----
      0             PURCHASE AGREEMENT                                       0

      1             DEFINITIONS                                              1

      2             SALE AND PURCHASE                                        6

      3             CHANGES                                                  7

      4             PRICE                                                    9

      5             PRICE REVISION                                          13

      6             PAYMENT TERMS                                           14

      7             PLANT REPRESENTATIVES - INSPECTION                      16

      8             NORTHWEST'S ACCEPTANCE                                  19

      9             DELIVERY                                                23

     10             EXCUSABLE DELAY                                         26

     11             INEXCUSABLE DELAY                                       30

     12             WARRANTIES AND SERVICE LIFE POLICY                      32

     13             PATENT INDEMNITY                                        56

     14             TECHNICAL PUBLICATIONS                                  60

     15             FIELD ASSISTANCE                                        61

     16             TRAINING AND TRAINING AIDS                              62

     17             VENDORS' PRODUCT SUPPORT                                63

     18             BUYER FURNISHED EQUIPMENT AND DATA                      64


                               C O N T E N T S


     CLAUSES        TITLE                                                  PAGE
     -------        -----                                                  ----
     19             ASSIGNMENT                                              67

     20             DATA RETRIEVAL                                          69

     21             TERMINATION FOR CERTAIN EVENTS                          70

     22             MISCELLANEOUS PROVISIONS                                72


                               C O N T E N T S


EXHIBITS
--------
EXHIBIT A           SPECIFICATION



EXHIBIT B           CHANGE ORDERS TO STANDARD SPECIFICATION (SCNs)



EXHIBIT C           SCN FORM



EXHIBIT D           AIRFRAME PRICE REVISION FORMULA



EXHIBIT E           POWERPLANTS PRICE REVISION FORMULA



EXHIBIT F           CERTIFICATE OF ACCEPTANCE


EXHIBIT G           SELLER SERVICE LIFE POLICY AND VENDOR SERVICE
                    LIFE POLICY


                               C O N T E N T S


LETTER AGREEMENTS
-----------------
LETTER AGREEMENT NO. 1   PURCHASE INCENTIVES

LETTER AGREEMENT NO. 2   FLEXIBILITY

LETTER AGREEMENT NO. 3   PREDELIVERY PAYMENTS

LETTER AGREEMENT NO. 4   AIRCRAFT CUSTOMIZATION

LETTER AGREEMENT NO. 5   RELIABILITY MATTERS

LETTER AGREEMENT NO. 6   A319-100 GUARANTEES

LETTER AGREEMENT NO. 7   OTHER MATTERS

LETTER AGREEMENT NO. 8   A319 AIRCRAFT FINANCING

LETTER AGREEMENT NO. 9   {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                         WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                         A REQUEST FOR CONFIDENTIAL TREATMENT}

LETTER AGREEMENT NO. 10  SPECIAL APPLICATION

LETTER AGREEMENT NO. 11  MISCELLANEOUS MATTERS


            P  U  R  C  H  A  S  E      A  G  R  E  E  M  E  N  T


This agreement is made this 19th day of September, 1997


between
          AVSA, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

          2, rond-point Maurice Bellonte
          31700 BLAGNAC
          FRANCE


          (hereinafter referred to as "AVSA")


and
          Northwest Airlines, Inc., a corporation organized and existing under the laws of the State of Minnesota, United States of America, having its principal corporate offices located at

          2700 Lone Oak Parkway
          Eagan, Minnesota 55121, USA

          (hereinafter referred to as "Northwest")


WHEREAS,

a) Northwest wishes to purchase, and AVSA is willing to sell, fifty (50) firm Airbus Industrie A319-100 model aircraft, upon the terms and conditions herein provided;

b) AVSA is willing to grant Northwest options to purchase fifty (50) option and fifty (50) roll-over option Airbus A319-100 / A320-200 model aircraft, upon the terms and conditions herein provided; and

c) AVSA is a sales subsidiary of Airbus Industrie, G.I.E., and will purchase the Aircraft from Airbus Industrie, G.I.E., for resale to Northwest.


NOW THEREFORE IT IS AGREED AS FOLLOWS:

1 -       DEFINITIONS

          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

          A319 PRODUCT SUPPORT AGREEMENT - the Airbus A319 Product Support Agreement dated as of even date herewith among Northwest, ASCO and AVSA, together with all exhibits, appendixes and letter agreements thereto. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          AFFILIATE - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including any of the Associated Contractors. For purposes of the preceding sentence, "control" of a corporation shall mean the direct or indirect ownership of voting securities having the power to direct or cause the direction of the management and policies of such corporation.

          AGREEMENT - this Airbus A319-100 Purchase Agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified and in effect from time to time.

          AIRCRAFT - any or all of the (i) Firm Aircraft, (ii) Option Aircraft that have been converted to a firm order, or (iii) Roll-Over Option Aircraft that have been converted to a firm order, to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          AIRFRAME - any Aircraft, excluding the Propulsion Systems therefor.

          ASCO - Airbus Service Company, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

          ASSOCIATED CONTRACTORS - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

          (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE, whose principal office is at
               37, Boulevard de Montmorency
               75016 Paris
               France

          (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at Warwick House
               PO Box 87
               Farnborough Aerospace Centre
               Farnborough
               Hants GU14 6YU
               England

          (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at 404 Avenida de Aragon
               28022 Madrid
               Spain

          (4) DAIMLER-BENZ AEROSPACE AIRBUS, GmbH ("Daimler-Benz"), whose principal office is at
               Kreetslag 10
               Postfach 95 01 09
               21111 Hamburg
               Germany

          ATA SPECIFICATION 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

          ATA SPECIFICATION 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

          ATA SPECIFICATION 102 - the specification issued by the Air Transport Association of America relating to software programs.

          ATA SPECIFICATION 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

          ATA SPECIFICATION 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

          ATA SPECIFICATION 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

          ATA SPECIFICATION 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

          AVSA-SUPPLIED BUYER FURNISHED EQUIPMENT - as referred to in Subclause
          18.7 of this Agreement.

          BASE PRICE - for any Aircraft, Airframe or Propulsion Systems, as defined in Subclause 4.1 of this Agreement.

          BUYER FURNISHED EQUIPMENT - for any Aircraft, all the items of equipment that will be furnished by Northwest and installed in the Aircraft by AVSA, as defined in the Specification.

          DEVELOPMENT CHANGES - as defined in Subclause 3.2 of this Agreement.

          EXCUSABLE DELAY - as defined in Subclause 10.1 of this Agreement.

          FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

          FAILURE - as defined in Subclause 12.2.1.2 of this Agreement.

          FINAL CONTRACT PRICE - as defined in Subclause 4.2 of this Agreement.

          FIRM AIRCRAFT - any or all of the fifty (50) Airbus Industrie A319-100 model aircraft to be purchased by AVSA and sold to Northwest pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          IN-HOUSE WARRANTY - as defined in Subclause 12.1.7 (i) of this Agreement.

          IN-HOUSE WARRANTY LABOR RATE - as defined in Subclause 12.1.7(v) of this Agreement.

          INTERFACE PROBLEM - as defined in Subclause 12.4.1 of this Agreement.

          ITEM - as defined in Subclause 12.2.1.1 of this Agreement.

          LBA - Luftfahrt-Bundesamt of Germany or any successor agency thereto.

          LIBOR - for each stated interest period, the rate determined on the basis of the offered rates for deposits in US dollars, which appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) before the first day of an interest period. If at least two
          (2) such offered rates appear on the Reuters

          Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point). If only one (1) offered rate appears, the rate for that interest period will be the average (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point) of the respective rates notified to AVSA by four (4) major banks in the London interbank market selected by AVSA as the rate at which such bank is offered deposits in US dollars at or about 11:00 a.m., London time, on the date that is two (2) days (other than a Saturday, Sunday or a day that is a legal holiday or a day on which banking institutions are authorized to close in the City of New York, New York, London, England, or Paris, France) prior to the first day of such interest period in the interbank Eurodollar market on such date for that interest period and in a principal amount equal to an amount of not less than $1,000,000, provided, however, that if the banks selected as aforesaid are not quoting as set forth in this sentence, the rate in respect of such interest period will be determined on the basis of LIBOR in effect for the previous interest period. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

          MANUFACTURER - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France.

          MATERIAL BREACH - as defined in Subclause 21.1 of this Agreement.

          OPTION AIRCRAFT - any or all of the fifty (50) Airbus Industrie A319/A320 model aircraft for which AVSA has granted Northwest an option to purchase pursuant to the terms and conditions contained in Letter Agreement No. 2 hereto (excluding the Roll-Over Option Aircraft) together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          PREDELIVERY PAYMENT - any payment made against the Final Contract Price of an Aircraft in accordance with Subclause 6.2 of this Agreement.

          PRIME RATE - the rate of interest per annum publicly announced from time to time by Citibank, N.A. in New York, New York, as its prime or base or equivalent lending rate.

          PRODUCT SUPPORT AGREEMENTS - as referred to in Subclause 17.1.1 of this Agreement.

          PROPULSION SYSTEMS - the two (2) CFM56-5A4 powerplants to be installed on an Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision
          22), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by CFMI International, and a nacelle and thrust reverser for each such powerplant.

          RFC - as defined in Subclause 3.3.1 of this Agreement.

          ROLL-OVER OPTION AIRCRAFT - any or all of the fifty (50) Airbus Industrie A319/A320 model aircraft which Northwest may obtain an option to purchase pursuant to the terms and conditions contained in Subclause 2.6 of Letter Agreement No. 2 hereto, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

          SCN - as defined in Subclause 3.1 of this Agreement.

          SELLER FURNISHED EQUIPMENT - for any Aircraft, all of the items of equipment that will be furnished by AVSA and installed in the Aircraft by AVSA, as defined in the Specification.

          SERVICE LIFE POLICY - as referred to in Subclause 12.2 of this Agreement.

          SPECIFICATION - as defined in Subclause 2.2 of this Agreement.

          STANDARD SPECIFICATION - as defined in Subclause 2.2 of this Agreement.

          VENDOR - each manufacturer (other than the manufacturer of the Propulsion Systems) and any successor thereof, of a component, equipment, accessory or part installed in an Aircraft at its delivery to Northwest under this Agreement, or any replacement therefor, other than a Warranted Part, and listed in the Supplier Product Support Agreements manual referred to in Subclause 12.3.1 of this Agreement.

          VENDOR COMPONENT - as defined in Subclause 12.4.3 of this Agreement.

          VENDOR PARTS - as defined in Subclause 12.3.1 of this Agreement.

          WARRANTED PART - as defined in Subclause 12.1.1 of this Agreement.

          WARRANTY CLAIM - as defined in Subclause 12.1.6(v) of this Agreement.

          WORKING DAY - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

          The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof.

          Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

2 -       SALE AND PURCHASE

2.1       GENERAL

          AVSA will cause to be manufactured and will sell and deliver, and Northwest will buy and take delivery of, the Aircraft subject to the terms and conditions contained in this Agreement.

2.2       SPECIFICATION DOCUMENTS

          The Aircraft will be manufactured in accordance with the A319-100 Standard Specification, Document No. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995. Such Standard Specification, a copy of which is annexed hereto as Exhibit A to this Agreement, as amended by the change orders set forth in Exhibit B hereto, is hereinafter referred to as the "Specification." The Specification may be further modified from time to time pursuant to the provisions of Clause 3 below.

2.3       CERTIFICATION

          Prior to the delivery of the first Aircraft, AVSA will obtain or cause to be obtained a US FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Part 25 of the US Federal Aviation Regulations.

          Each Aircraft will be delivered to Northwest with the Certificate of Airworthiness for Export issued by the LBA and in a condition enabling Northwest (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations permitting Northwest to operate the Aircraft under Part 121 of the US Federal Aviation Regulations. AVSA will have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for non-standard operation on Northwest's routes. Except as set forth in this Subclause 2.3, AVSA will not be required to obtain any other certificate or approval with respect to the Aircraft.

2.4 AVSA will deliver each Aircraft with provisions suitable for that equipment required to be incorporated on such Aircraft to meet those additional requirements of the US Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certificated air carriage and (ii) are required to be complied with on or before the date of delivery of such Aircraft, provided that any required amendment to the Specification resulting from such additional requirements will be set forth in an SCN which will be effected as provided in Clause 3 hereof. Northwest will cooperate with AVSA in complying with the foregoing requirements.

3 -       CHANGES

3.1       SPECIFICATION CHANGE NOTICES

          The Specification may be amended from time to time by a Specification Change Notice (each such Specification Change Notice being herein called an "SCN" and being in the form of Exhibit C hereto). Each SCN will set forth in detail the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by AVSA in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs will not be binding on either party until signed by persons duly authorized in writing by Northwest and AVSA, but upon being so signed will constitute amendments to this Agreement.

3.2       DEVELOPMENT CHANGES

          The Specification may also be revised by AVSA without an SCN or Northwest's consent to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, prevent delay, or ensure compliance with this Agreement and that do not increase the price or adversely affect the delivery, overall dimensions, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification (hereinafter called "Development Changes"). AVSA will notify Northwest of all Development Changes prior to incorporation therein.

3.3       REQUESTS AND APPROVALS

3.3.1 In the event that Northwest requests a change to the Specification, AVSA will issue a Request for Change (RFC) and carry out a feasibility study of such change. If AVSA determines that such RFC is feasible to incorporate, AVSA will produce an SCN and submit such SCN to Northwest for Northwest's approval. If such SCN is rejected by Northwest, such RFC and proposed SCN will be canceled without charge to Northwest.

3.3.2 In the event that Northwest requests AVSA in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft and AVSA agrees to such request but the change is not subsequently made the subject of an SCN for any reason (other than AVSA's unreasonable refusal to sign the SCN or otherwise acting in bad faith), Northwest will pay AVSA the full cost of design and other work resulting from such request and incurred by AVSA, provided that in the event AVSA's reasonable estimate of the cost of developing such proposed change is higher than US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, AVSA shall have notified Northwest in writing within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE

          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Working Days after AVSA's receipt of Northwest's request of such cost estimate and secured Northwest's agreement prior to incurring any such costs.

          In the event that Northwest requests AVSA in writing to proceed with a proposed change before any requisite approval of the LBA and FAA has been obtained and such LBA or FAA approval is not subsequently obtained, any SCN executed in connection with such proposed change will be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4       SPECIFICATION CHANGES BEFORE DELIVERY

          If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made before delivery of any Aircraft to enable Northwest to obtain a Standard Airworthiness Certificate for such Aircraft referred to in Subclause 2.3, AVSA will make or cause to be made the required change or modification to the Aircraft. For each such change, the parties will sign an SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, and Buyer Furnished Equipment of each Aircraft affected thereby and interchangeability or replaceability of parts. If AVSA anticipates that the scheduled delivery of any Aircraft will be postponed by reason of such change, the delivery date of such Aircraft as provided in Subclause 9.1 will be extended to the extent of such postponement.

          The effect on price of such a change will be borne {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.5       SPECIFICATION CHANGES AFTER DELIVERY

          Subclause 3.4 will not require AVSA to make any changes or modifications to or to make any payments or take any other action with respect to any Aircraft delivered to Northwest prior to the time any law or regulation referred to in Subclause 3.4 becomes effective. Any such changes or modifications made to an Aircraft after its delivery to Northwest will be at Northwest's expense.

4 -       PRICE

4.1       BASE PRICE OF THE AIRCRAFT

          The Base Price of each Aircraft is the sum of:

          (i)  the Base Price of the Airframe, and

          (ii) the Base Price of the Propulsion Systems.

4.1.1     BASE PRICE OF THE AIRFRAME

4.1.1.1 The Base Price of the Airframe will be the sum of the Base Prices set forth below in (i), (ii) and (iii):

          (i) the Base Price of the Standard A319 Airframe, as defined in the Standard Specification set forth in Exhibit A hereto (excluding Buyer Furnished Equipment, Propulsion Systems and
                SCNs), at delivery conditions prevailing in January 1998, which is:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and

          (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of this Agreement and set forth in Exhibit B, at delivery conditions prevailing in January 1998, which is:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and

          (iii) the Base Price of seats and galleys, at delivery conditions prevailing in January 1998 in the amount of:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.1.1.2 The Base Price of the Airframe of each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 hereto.

4.1.2     BASE PRICE OF THE PROPULSION SYSTEMS

4.1.2.1 The Base Price of the Propulsion Systems is the sum of (i) and (ii) below:

          (i)   BASE PRICE OF THE POWERPLANTS

                The Base Price of a set of Powerplants and additional standard equipment at delivery conditions prevailing in January 1998 (cpi 147.77), which is:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                Said Base Price has been calculated with reference to the Reference Price indicated by CFM International of US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in accordance with economic conditions prevailing in September 1990 (cpi 126.54).

                Said Reference Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the CFMI Price Revision Formula set forth in Subclause 5.2 hereto.

          (ii)  BASE PRICE OF NACELLES AND THRUST REVERSERS

                The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the Powerplants at delivery conditions prevailing in January 1998, which is:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                Said Base Price is subject to adjustment to the date of delivery of the Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 hereto.

4.2       FINAL CONTRACT PRICE

          The Final Contract Price of an Aircraft will be the sum of:

          (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

          (ii)  the price (as of delivery conditions prevailing in January
                1998), of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 (excluding Subclause 3.4) after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement;

          (iii) the Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.2 of this Agreement;

          (iv) the Base Price of the nacelles and thrust reversers constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 5.1 of this Agreement; and

          (v) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between Northwest and AVSA relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

4.3       TAXES, DUTIES AND IMPOSTS

4.3.1 AVSA will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} that are (i) imposed upon Northwest, (ii) imposed upon AVSA with an obligation on Northwest to withhold or collect the amount thereof from AVSA or (iii) imposed upon Northwest with an obligation on AVSA to withhold or collect such amount from Northwest, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in Germany {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3.2 Northwest will bear and pay the amount of any and all taxes, duties, imposts or similar charges of any nature whatsoever that are (i) imposed upon AVSA, (ii) imposed upon Northwest with an obligation on AVSA to collect the amount thereof for Northwest or
          (iii) imposed upon AVSA with an obligation for Northwest to withhold such amount from AVSA, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than Germany {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. If Northwest is compelled by law to pay such taxes, duties, imposts or similar charges as a deduction or withholding, then Northwest will ensure that the sums received by AVSA under this Agreement will be equal to the full amounts expressed to be due AVSA hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, and Northwest will pay such additional amounts as may be necessary so that the net amount received by AVSA after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

4.3.3 AVSA will in its own name do all things necessary with respect to the export of the Aircraft from Germany and will pay any customs duties, taxes and fees required to be paid with respect to such export of the Aircraft which are imposed under laws promulgated and enforceable in Germany {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3.4 It is expressly understood and agreed that AVSA's undertaking in Subclause 4.3.1 will not apply to taxes, duties, imposts or similar charges of any nature whatsoever, relating to the use of or payment for any Aircraft (excluding income, franchise, and doing business taxes imposed on AVSA), component, accessory, equipment or part delivered or furnished under this Agreement in the United States of America.

4.3.5 It is expressly understood and agreed that Northwest's undertaking in Subclause 4.3.2 will not apply to taxes imposed on AVSA that are based on or measured by gross or net income or receipts or that are based on or measured by AVSA's doing business, capital or net worth, or other taxes, however denominated, in the nature of such taxes.

5 -       PRICE REVISION

5.1       AIRFRAME PRICE REVISION FORMULA

          The Base Price of each Airframe and the Base Price of a set of two
          (2) nacelles and two (2) thrust reversers for each Aircraft will be revised to the actual delivery date of such Aircraft in accordance with the revision formula set forth in the Airframe Price Revision Formula attached hereto in Exhibit D.

5.2       POWERPLANTS PRICE REVISION FORMULA

          The Reference Price of the Powerplants Systems will be revised to the actual delivery date of the Aircraft on which such Propulsion Systems are installed in accordance with the revision formula set forth in Exhibit E hereto.

6 -       PAYMENT TERMS

6.1 Northwest will pay all sums due hereunder in immediately available funds in United States dollars by credit to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to AVSA's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account at any New York Clearing House Member Bank as AVSA will designate by notice to Northwest.

6.2       PREDELIVERY PAYMENTS

          Predelivery Payments will be paid by Northwest to AVSA for each Aircraft in accordance with the provisions of Letter Agreement No. 3 to this Agreement.

6.3       PAYMENT OF FINAL CONTRACT PRICE

          Concurrently with the delivery of each Aircraft, Northwest will pay to AVSA the Final Contract Price therefor, less the total amount of the Predelivery Payments theretofore received by AVSA for such Aircraft under Subclause 6.2 above. AVSA's receipt of the full amount of such payments will be a condition precedent to AVSA's obligation to deliver such Aircraft.

6.4       PAYMENT OF OTHER AMOUNTS

6.4.1 Unless otherwise expressly provided for herein, any payments due hereunder or in respect of an Aircraft in addition to those referred to in Subclauses 6.2 and 6.3 above will be paid by Northwest concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the invoice date. AVSA and Northwest agree that with respect to payments to be made under this Subclause 6.4.1, and for the purposes of Clause 21, Northwest will not be deemed to be in default unless such payment is not made within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after invoice date.

6.4.2 Notwithstanding any other rights AVSA may have at contract or at law, Northwest and AVSA hereby agree that should any amount under this Agreement become due and payable by Northwest, and not be paid in full in immediately available funds on the date due (unless contested by Northwest in good faith), then AVSA will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by AVSA to Northwest against such unpaid amount. AVSA will promptly notify Northwest in writing after such debiting and application.

6.5       OVERDUE PAYMENTS

          If any payment due AVSA is not received by AVSA on the date or dates as agreed upon between Northwest and AVSA, AVSA will have the right to claim from Northwest, and Northwest will promptly pay to AVSA, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to the sum of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by AVSA. AVSA's right to receive such interest will be in addition to any other rights of AVSA hereunder or at law.

6.6       REFUND OF PREDELIVERY PAYMENTS

          Northwest will have no right to any refund of any deposit or Predelivery Payment received by AVSA, except as provided under Clauses 10, 11, and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.7       PROPRIETARY INTEREST

          Northwest will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by AVSA of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refer), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment in full for such Aircraft as provided in this Agreement.

6.8       TENDER OF DELIVERY

          In addition to any other rights and remedies available to AVSA, AVSA will not be obligated to tender delivery of any Aircraft to Northwest and will have no further liability to Northwest with respect thereto, if Northwest fails to make any Predelivery Payment {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} or if AVSA has terminated this Agreement pursuant to Clause 21.

6.9       PAYMENT IN FULL

          Except as provided for herein, Northwest's obligation to make payments to AVSA hereunder will not be affected by and will be determined without regard to any set off, counterclaim, recoupment, defense or other right that Northwest may have against AVSA or any other person and all such payments will be made without deduction or withholding of any kind.

7 -       PLANT REPRESENTATIVES - INSPECTION

7.1       INSPECTION PROCEDURES

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of Northwest or its designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors, and such representatives will, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The procedures for such inspections will be agreed upon between AVSA's and Northwest's representatives prior to any inspection.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, AVSA will furnish free-of-charge adequate secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to Daimler-Benz's works in Hamburg, Germany, for the use of not more than four (4) representatives of Northwest during the aforementioned period. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.1.3 All inspections, examinations and discussions with AVSA's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by Northwest and its said representatives will be performed in such manner as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will Northwest or its representatives be permitted to inspect any aircraft other than the Aircraft.

7.2       INDEMNITY

          SELLER'S INDEMNITY

          AVSA WILL INDEMNIFY AND HOLD HARMLESS NORTHWEST, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO OR DEATH OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS OR INSPECTIONS UNDER THIS CLAUSE 7) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, AND (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES) CAUSED BY NORTHWEST OR

          ITS REPRESENTATIVES, IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH ANY SUCH TESTS, CHECKOUTS, OR INSPECTIONS UNDER THIS CLAUSE 7. THIS INDEMNITY OF AVSA WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NORTHWEST'S SAID REPRESENTATIVES.

          NORTHWEST WILL INDEMNIFY AND HOLD HARMLESS AVSA, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE SUBCONTRACTORS AND THEIR RESPECTIVE OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES
          (I) FOR INJURIES TO OR DEATHS OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY TESTS, CHECKOUTS, OR INSPECTIONS UNDER THIS CLAUSE 7, (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES, AND (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF NORTHWEST'S SAID REPRESENTATIVES. WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, NORTHWEST WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS AVSA WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE
          FROM AVSA'S NEGLIGENCE OR WILLFUL MISCONDUCT.

          IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY, OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER PARTY PURSUANT TO THIS SUBCLAUSE 7.2, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL HAVE THE RIGHT TO EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER AND WHICH IMPOSES NO LIABILITY OR OTHER OBLIGATION ON THE INDEMNITEE.

          IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR LAWSUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE. FOR THE PURPOSE OF THIS SUBCLAUSE 7.2, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST AVSA.

8 -       NORTHWEST'S ACCEPTANCE

8.1       ACCEPTANCE PROCEDURES

8.1.1 AVSA or any Affiliate thereof acting as AVSA's designee will give to Northwest not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days prior written notice of the proposed time when acceptance tests of an Aircraft will be conducted, and, in the event that Northwest elects to attend such tests, Northwest will comply with the reasonable requirements of AVSA with the intention of completing all tests within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Working Days after commencement. The tests will take place at Daimler-Benz's works in Hamburg, Germany (or at such other facilities of the Associated Contractors or any Affiliates thereof as AVSA may specify in its notice to Northwest pursuant to this Subclause 8.1.1) and will be carried out by the personnel of the Manufacturer (accompanied, if Northwest so wishes, by representatives of Northwest up to a total of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} acting as observers, of whom not more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} will have access to the cockpit at any one time). During flight tests, these representatives will comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly any of the Aircraft for more than an aggregate of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} hours.

8.1.2 AVSA will offer to Northwest a briefing prior to acceptance of each Aircraft and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} hour simulator session for {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pilots, prior to acceptance of the first Aircraft. This briefing will provide specific information related to acceptance flights.

8.1.3 The acceptance tests must demonstrate the satisfactory functioning of the Aircraft at the time of delivery in accordance with the Specification (except for immaterial variances from the Specification). In the event that Northwest, after having received proper notice in accordance with Subclause 8.1.1, does not attend the tests scheduled for an Aircraft or fails to so cooperate, AVSA may complete them in the absence of Northwest, whereupon

          Northwest will be deemed to have accepted the tests, if such tests demonstrate the satisfactory functioning of the Aircraft as aforesaid, and AVSA will furnish such data with respect to such tests as Northwest may reasonably request.

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect, Northwest, within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Working Days after such tests, will give notice to AVSA specifying such unsuccessful completion or defect. Thereafter AVSA will, without hindrance from Northwest, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for new acceptance tests to demonstrate the elimination of the defect, such tests to be held and carried out in accordance with Subclause 8.1, provided, however, rather than accept a delay in delivery of any such Aircraft, Northwest and AVSA may agree to deliver such Aircraft with subsequent correction of the defect by Northwest {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2       USE OF AIRCRAFT

          AVSA will be entitled to use any Aircraft prior to its delivery to
          Northwest:

          (i) without Northwest's prior consent, to the extent necessary to carry out the normal manufacturing process of the Aircraft (but in no event for more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} flight hours in the case of each Aircraft),

          (ii) without Northwest's prior consent, to obtain the certificates required under Clause 2 hereof {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} or

          (iii) with Northwest's prior consent (such consent not to be unreasonably withheld), for the purposes of demonstration flights to third parties (the "Demonstration Flights").

          Such use will not affect either AVSA's obligation to deliver any Aircraft hereunder or Northwest's obligation to accept delivery of any Aircraft hereunder. Northwest will have the right, however, to obtain a credit from AVSA for {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} flight hours accumulated during Demonstration Flights. {CONFIDENTIAL MATERIAL

          OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Such credit will be equal to the product of (i) the number of flight hours accumulated {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for Demonstration Flights and (ii) US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Northwest will accept delivery of any Aircraft used in accordance with this Subclause 8.2 without any reduction in price for depreciation, or wear and tear resulting from such use.

8.3       CERTIFICATE OF ACCEPTANCE

          When the Aircraft is "ready for delivery" as defined below in Subclause 9.2, Northwest will forthwith give to AVSA a signed Certificate of Acceptance in the form attached as Exhibit F in respect of the relevant Aircraft. Should Northwest fail to so deliver the said Certificate, then Northwest will be deemed to be in default as though it had without cause rejected delivery of such Aircraft when duly tendered to it hereunder and will thereafter bear all costs and expenses resulting from such delay in delivery.

8.4       FINALITY OF ACCEPTANCE

          Northwest's acceptance of delivery of each Aircraft will constitute waiver by Northwest of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to Northwest at the time of acceptance.

8.5       INDEMNITY

8.5.1     SCOPE

          IN CONNECTION WITH THE PROVISION OF SERVICES UNDER THIS CLAUSE 8, AVSA AND NORTHWEST PROVIDE THE INDEMNITIES SET FORTH IN SUBCLAUSES
          8.5.2 AND 8.5.3.

8.5.2     AVSA'S INDEMNITY

          AVSA WILL INDEMNIFY AND HOLD HARMLESS NORTHWEST, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR ALL INJURIES TO AND DEATHS OF PERSONS (EXCEPTING INJURIES TO AND DEATHS OF NORTHWEST'S REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS

               CLAUSE 8) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES, AND

          (II) FOR ANY LOSS OF OR DAMAGE TO PROPERTY (EXCEPTING LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES) CAUSED BY NORTHWEST OR ITS REPRESENTATIVES,

          IN EITHER CASE WHEN ARISING OUT OF OR IN CONNECTION WITH THE OPERATION OF THE AIRCRAFT DURING ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8.

          THIS INDEMNITY OF AVSA WILL NOT APPLY FOR ANY SUCH LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISING OUT OF OR CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF NORTHWEST'S SAID REPRESENTATIVES.

8.5.3     NORTHWEST'S INDEMNITY

          NORTHWEST WILL INDEMNIFY AND HOLD HARMLESS AVSA, THE MANUFACTURER, EACH OF THE ASSOCIATED CONTRACTORS AND THEIR RESPECTIVE
          SUBCONTRACTORS AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES

          (I) FOR INJURIES TO OR DEATHS OF NORTHWEST'S SAID REPRESENTATIVES PARTICIPATING IN ANY GROUND OR FLIGHT TESTS UNDER THIS CLAUSE 8,

          (II) FOR LOSS OF OR DAMAGE TO PROPERTY OF NORTHWEST'S SAID REPRESENTATIVES, AND

          (III) ARISING OUT OF OR CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF NORTHWEST'S SAID REPRESENTATIVES.

          WITH RESPECT TO SUBCLAUSES (I) AND (II) OF THE PRECEDING SENTENCE, NORTHWEST WILL NOT BE OBLIGATED TO INDEMNIFY OR HOLD HARMLESS AVSA WHERE THE LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE FROM AVSA'S NEGLIGENCE OR WILLFUL MISCONDUCT.

8.5.4     CLAIMS

          IN THE EVENT ANY CLAIM IS MADE OR LAWSUIT IS BROUGHT AGAINST EITHER PARTY (OR ITS RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES) FOR DAMAGES FOR DEATH OR INJURY OR FOR PROPERTY DAMAGE, THE LIABILITY FOR WHICH HAS BEEN ASSUMED BY THE OTHER

          PARTY PURSUANT TO THIS SUBCLAUSE 8.5, THE FORMER (INDEMNITEE) WILL PROMPTLY GIVE NOTICE TO THE OTHER PARTY (INDEMNITOR), AND THE INDEMNITOR WILL ASSUME AND CONDUCT THE DEFENSE THEREOF, AND WILL EFFECT ANY SETTLEMENT WHICH IT, IN ITS OPINION, DEEMS PROPER AND WHICH DOES NOT IMPOSE ANY LIABILITY OR OTHER OBLIGATION ON THE INDEMNITEE.

          IN THE EVENT THAT THE INDEMNITOR DOES NOT ASSUME AND CONDUCT THE DEFENSE OF THE CLAIM OR SUIT, THEN THE INDEMNITEE WILL HAVE THE RIGHT TO PROCEED WITH DEFENSE OF THE CLAIM OR LAWSUIT AS IT DEEMS APPROPRIATE AND WILL HAVE AN ACTION AGAINST THE INDEMNITOR FOR ANY JUDGMENTS, SETTLEMENTS, COSTS OR EXPENSES INCURRED IN CONDUCTING SAID DEFENSE {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} FOR THE PURPOSE OF THIS SUBCLAUSE 8.5, A CLAIM OR LAWSUIT AGAINST THE MANUFACTURER OR ANY OF THE ASSOCIATED CONTRACTORS OR ANY OF THEIR RESPECTIVE SUBCONTRACTORS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WILL BE DEEMED TO BE A LAWSUIT AGAINST AVSA.

9 -       DELIVERY

9.1       DELIVERY SCHEDULE

          Subject to the provisions of this Agreement, AVSA will have the Firm Aircraft ready for delivery at Daimler-Benz's works in Hamburg, Germany, and Northwest will accept the same, during the months set forth below. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          *{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


AIRCRAFT NO.    MONTH/YEAR OF DELIVERY  AIRCRAFT NO.      MONTH/YEAR OF DELIVERY

      1         *1999                       26            *2001
      2         *1999                       27            *2001
      3         *1999                       28            *2001
      4         *1999                       29            *2001
      5         *1999                       30            *2001
      6         *1999                       31            *2002
      7         *1999                       32            *2002
      8         *1999                       33            *2002
      9         *1999                       34            *2002
      10        *1999                       35            *2002
      11        *2000                       36            *2002
      12        *2000                       37            *2002
      13        *2000                       38            *2002
      14        *2000                       39            *2002
      15        *2000                       40            *2002
      16        *2000                       41            *2003
      17        *2000                       42            *2003
      18        *2000                       43            *2003
      19        *2000                       44            *2003
      20        *2000                       45            *2003
      21        *2001                       46            *2003
      22        *2001                       47            *2003
      23        *2001                       48            *2003
      24        *2001                       49            *2003
      25        *2001                       50            *2003

          Not later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days prior to the date scheduled for acceptance tests for a particular Aircraft, AVSA will give Northwest notice of the anticipated date within the relevant month set forth above on which such Aircraft will be ready for delivery. Not later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days prior to such date notified to Northwest, AVSA will (i) confirm to Northwest that such anticipated delivery date is firm or (ii) in the event AVSA cannot confirm such date as being firm, confirm a new date, which will be no more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Working Days in Germany before or after the originally scheduled date.

9.2       CERTIFICATE OF AIRWORTHINESS

          Each Aircraft will for the purpose of this Agreement be deemed to be "ready for delivery" upon the satisfactory completion of its acceptance tests in accordance with Clause 8 and the issuance of an LBA Certificate of Airworthiness for Export in the "Transport Category" with respect thereto and AVSA's compliance with the other obligations to be performed by it under Clause 2 hereof.

9.3       TITLE

          Title to and risk of loss of and damage to the Aircraft will pass to Northwest upon delivery following execution of the Certificate of Acceptance and upon payment of the Final Contract Price for such Aircraft. AVSA will provide Northwest with such appropriate documents of title or other documents as Northwest may reasonably request.

9.4       OVERDUE PAYMENT OR FLYAWAY

          In the event that:

          (i) the delivery of and payment of the Final Contract Price for the Aircraft is delayed more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Working Days after the firm delivery date established pursuant to Subclause
               9.1 due to the fault of Northwest, or

          (ii) within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after delivery of the Aircraft Northwest has failed to remove such Aircraft from the place of delivery for whatever reason (except for reasons attributable to AVSA)

          then Northwest will on demand reimburse AVSA for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance and taxes) actually sustained by AVSA and resulting from any such delay or failure. Such reimbursement will be in addition to any other rights that AVSA may have as a result of any such delay or failure.

9.5       FLYAWAY EXPENSES

          Except for expenses to be borne by AVSA as provided in Subclause
          4.4 of this Agreement, all expenses of, and in connection with, fly-away from Daimler-Benz's works will be borne by Northwest {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10 -      EXCUSABLE DELAY

10.1      SCOPE

          Neither AVSA nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof (i) due to causes reasonably beyond AVSA's, the Manufacturer's or any Associated Contractor's control (unless such cause is beyond such control due to AVSA's, the Manufacturer's or the Associated Contractor's fault or negligence) or (ii) not occasioned by AVSA's, the Manufacturer's or any Associated Contractor's fault or negligence ("Excusable Delay"), including, but not limited to: acts of God or the public enemy, natural disasters, fires, floods, hail storms, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; actual total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness certification for a previously uncertificated Aircraft part, component or computer software after due and timely diligence to procure such certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Vendor to furnish materials, components, accessories, equipment or parts.

          It is expressly understood and agreed that each of (i) any delay caused by Northwest's negligence or fault, and (ii) delay in delivery or otherwise in the performance of this Agreement by AVSA due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment, will constitute Excusable Delay for AVSA. AVSA will as soon as practicable after becoming aware of any delay falling within the provisions of this Subclause 10.1 (a) notify Northwest of such delay and of the probable extent thereof and (b) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay, resume, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the performance of those obligations affected under this Agreement.

          AVSA and Northwest acknowledge that nothing in this Subclause 10.1 shall be deemed to obligate AVSA to undertake or forego any action with respect to any strike or labor troubles which AVSA would not otherwise undertake or forego in the exercise of sound business judgement.

10.2      UNANTICIPATED DELAY

          In the event that the delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than {CONFIDENTIAL
          MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months after the end of the calendar month in which delivery is otherwise required hereunder, Northwest will be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given to AVSA within {CONFIDENTIAL MATERIAL OMITTED
          AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the expiration of such {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} month period. In the event such delay continues for an additional {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} month period after the expiration of such {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} month period and Northwest has not theretofore terminated this Agreement with respect to such Aircraft, either party will have the option to terminate this Agreement with respect to the Aircraft so affected upon written notice given to the other within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the end of such additional {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} month period. Such termination, as aforesaid, will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that AVSA will repay to Northwest all amounts required by {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with respect to such affected Aircraft, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Northwest will not be entitled to receive such repayment nor to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused solely by Northwest's negligence or Northwest's fault.

10.3      ANTICIPATED DELAY

          In respect of any Aircraft, AVSA may conclude, based on a reasonable and good faith appraisal of the facts, that Excusable Delays will (i) cause delay in delivery of such Aircraft for a period of more than {CONFIDENTIAL MATERIAL OMITTED AND

          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months after the end of the calendar month in which delivery is otherwise required or (ii) prevent delivery of such Aircraft. In such event, in good faith and in accordance with its normal scheduling procedures, AVSA will give written notice to Northwest of either (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery. Within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after Northwest's receipt of such notice, Northwest (and, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, AVSA) may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the other party. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except that AVSA will repay to Northwest all amounts required by {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with respect to such affected Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Northwest will not be entitled to receive such repayment nor to terminate this Agreement as to any Aircraft under this Clause 10 by reason of an Excusable Delay if such delay is caused solely by Northwest's negligence or Northwest's fault.

10.4      DELIVERY DATE

          If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of such Subclause (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice.

10.5      LOST, DESTROYED OR DAMAGED AIRCRAFT

          In the event that prior to delivery any Aircraft is lost, destroyed or damaged beyond economic repair, AVSA will notify Northwest in writing within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after such event. Such notice will specify the earliest date, consistent with AVSA's and the Manufacturer's other contractual commitments and production capabilities, by which AVSA would be able to deliver a replacement for such Aircraft. This Agreement will terminate as to such Aircraft unless Northwest gives AVSA written notice, within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after receipt by Northwest of the notice from AVSA of such loss, destruction or damage, that

          Northwest desires AVSA to deliver to Northwest a replacement for such Aircraft. If Northwest gives such notice to AVSA, AVSA will deliver to Northwest, at the earliest date consistent with AVSA's and the Manufacturer's other contractual commitments and production capabilities, an aircraft to replace the Aircraft lost, destroyed or damaged beyond repair, and the parties will execute an amendment to this Agreement to evidence the delivery date for such replacement aircraft; provided, however, that nothing herein will obligate AVSA to deliver such replacement aircraft if its manufacture would require the reactivation of the Manufacturer's production line for the model of aircraft purchased hereunder. The terms and conditions of this Agreement applicable to the Aircraft lost, destroyed or damaged beyond economic repair (including without limitation, the price and price revision provisions in Clauses 4 and 5 hereof) will apply to the replacement aircraft; {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In the event of termination of this Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft will be discharged. AVSA will repay to Northwest the amount required pursuant to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with respect to such lost, destroyed or damaged Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Northwest will not be entitled to receive repayment nor to terminate this Agreement as to any Aircraft under this Subclause 10.5 if such loss, destruction or damage is caused by Northwest's or its representatives' gross negligence or willful misconduct.

10.6      REMEDIES

          THIS CLAUSE 10 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF NORTHWEST FOR EXCUSABLE DELAYS IN DELIVERY OR FAILURE TO DELIVER, AND NORTHWEST HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. NORTHWEST WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF NORTHWEST OR ITS REPRESENTATIVES.

          In the event this Agreement is terminated with respect to an Aircraft pursuant to the provisions of this Clause 10 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11 -      INEXCUSABLE DELAY

11.1      LIQUIDATED DAMAGES

          Should an Aircraft not be ready for delivery to Northwest within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the month of delivery specified in this Agreement (as such month may otherwise be changed pursuant to this Agreement) for reasons other than as are covered by Clause 10, Northwest will, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and AVSA will in respect of any subsequent delay pay to Northwest as liquidated damages for the delay in delivery of such Aircraft US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11.2      TOTAL LIABILITY

          Notwithstanding Subclause 11.1, the total liability of AVSA under this Clause 11 with respect to any Aircraft will in no event exceed the total sum of US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11.3      WRITTEN CLAIM

          Northwest's right to recover such damages in respect of an Aircraft is conditional upon a claim therefor being submitted in writing to AVSA by Northwest no later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the date when such Aircraft was scheduled to have been ready for delivery.

11.4      SIX-MONTH DELAY

          In the event that such subsequent delay in delivery exceeds six (6) months, Northwest will have the further right, exercisable by written notice to AVSA given after such six (6) month period, to terminate this Agreement in respect only of the Aircraft that is the subject of such delay, whereupon AVSA will repay to Northwest hereunder all amounts required by {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in relation to such Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11.5      TWELVE-MONTH DELAY

          In the event that such subsequent delay in delivery exceeds twelve
          (12) months, AVSA will have the right, exercisable by written notice to Northwest given no more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after such twelve (12) month period, to terminate this Agreement in respect only of the Aircraft that is subject to such delay {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} AVSA will repay to Northwest all amounts required by {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in relation to such Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11.6      PRICE REVISION

          Notwithstanding the provisions of Clause 5, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11.7      BUYER FURNISHED EQUIPMENT

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pursuant to the provisions of this Clause 11, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to exercising its rights under this Subclause 11.7.

11.8      REMEDIES

          THIS CLAUSE 11 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} SET FORTH THE SOLE REMEDY OF NORTHWEST FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND NORTHWEST HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE

          BE ENTITLED IN RESPECT THEREOF. NORTHWEST WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF NORTHWEST OR ITS REPRESENTATIVES.

12 -      WARRANTIES AND SERVICE LIFE POLICY

12.1      STANDARD WARRANTY

12.1.1    Nature of Warranty

12.1.2    Exceptions

12.1.3    Warranty Periods

12.1.4    Buyer's Remedy and Seller's Obligation

12.1.5    Warranty Claim Requirements

12.1.6    Warranty Administration

12.1.7    In-house Warranty

12.1.8    Standard Warranty Transferability

12.1.9    Warranty for Corrected, Replacement or Repaired
          Warranted Parts

12.1.10   Good Airline Operation - Normal Wear and Tear

12.2      SELLER SERVICE LIFE POLICY

12.2.1    Definitions

12.2.2    Periods and Seller's Undertakings

12.2.3    Seller's Participation in the Cost

12.2.4    General Conditions and Limitations

12.2.5    Transferability

12.3      VENDOR WARRANTIES

12.3.1    Seller's Support

12.3.2    Vendor's Default

12.4      INTERFACE COMMITMENT

12.4.1    Interface Problem

12.4.2    Seller's Responsibility

12.4.3    Vendor's Responsibility

12.4.4    Joint Responsibility

12.4.5    General

12.5      EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY

12.6      DUPLICATE REMEDIES

12.7      NEGOTIATED AGREEMENT

12 -      WARRANTIES AND SERVICE LIFE POLICY

          AVSA, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. AVSA hereby assigns to Northwest, and Northwest hereby accepts, all of the rights and obligations of AVSA in its capacity as "Buyer" as aforesaid under the said Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment, and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned without the prior written consent of Northwest. Capitalized terms utilized in the following quoted provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

12.1      STANDARD WARRANTY

12.1.1    NATURE OF WARRANTY

          Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

          (i)   be free from defects in material,

          (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

          (iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

          (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification relating to performance or where it is expressly stated that such portions of the Specification are estimates or approximations or design aims.

          For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that is installed on an Aircraft at the time of delivery of such Aircraft and that (a) is installed on such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller at the time of such delivery.

12.1.2    EXCEPTIONS

          The warranties set forth in Subclause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the engine and its associated parts, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

          (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

          (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3    WARRANTY PERIOD

          The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after delivery of the affected Aircraft.

12.1.4    BUYER'S REMEDY AND SELLER'S OBLIGATION

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to, any defective Warranted Part. Alternatively, the Seller may at its sole option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained will obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2 In the event a defect covered by Subclause 12.1.1(iii) becomes apparent within the applicable period set forth in Subclause 12.1.3(ii), and the Seller is obligated to correct such defect, the Seller will also, if so requested by the Buyer in writing, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller will not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5    WARRANTY CLAIM REQUIREMENTS

          The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

          (i) the existence of a defect covered by the provisions of this Subclause 12.1,

          (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

          (iii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and that such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Subclause 12.1.10,

          (iv) the Buyer's having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

           (v) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause
                12.1.6 below.

12.1.6    WARRANTY ADMINISTRATION

          The warranties set forth in Subclause 12.1 will be administered as hereinafter provided:

          (i)   CLAIM DETERMINATION

                Warranty Claim determination by the Seller will be reasonably based upon the claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

          (ii) TRANSPORTATION {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                Transportation {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for sending a defective Warranted Part to the facilities designated by the Seller will be borne by the Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iii) RETURN OF AN AIRCRAFT

                In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iv)  ON-AIRCRAFT WORK BY THE SELLER

                In the event that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer's facilities, or in the event that the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then all related expenses incurred in performing such repair or correction will be borne {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7(v), will be at the Buyer's expense. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                The Seller will perform on-Aircraft work, subject to either of the following conditions being met:

               (a) in the Seller's opinion, such work must require the technical expertise of the Seller, or

               (b)  both of

                    (i) the downtime of each affected Aircraft would exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days, not including any scheduled maintenance downtime, and

                    (ii) the number of man hours quoted in the Seller's Service
                         Bulletin or batch of Service Bulletins for their embodiment on any Aircraft would exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, it being understood that for batches of Service Bulletins, the Seller will only count individual Service Bulletins with more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} hours of elapsed time.

               If the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

          (v)  WARRANTY CLAIM SUBSTANTIATION

               In connection with each claim by the Buyer under this Subclause 12.1, the Buyer will file a claim on the Buyer's form ("Warranty Claim") within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after such defect becomes apparent. Such form must contain at least the following {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

               (a)  description of defect and action taken, if any,

               (b)  date of incident and/or of removal,

               (c)  description of the defective part,

               (d)  part number,

               (e)  serial number (if applicable),

               (f)  position on Aircraft, according to Catalog Sequence Number
                    (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in the A319 Product Support Agreement) as applicable,

               (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect,

               (h)  time since last shop visit at the date of defect appearance,

               (i) Manufacturer's serial number of the Aircraft and/or its registration number,

               (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

               (k)  claim number,

               (l)  date of claim, and

               (m)  date of delivery of an Aircraft or part to the Buyer.

               and in the case of a Warranty Claim under Subclause 12.1.7, the additional data required under Subclause 12.1.7(iv).

               Claims are to be addressed as follows:

                    Warranty Administration
                    ASCO
                    198 Van Buren Street
                    Suite 300
                    Herndon, VA, 20170

               or any other address of which the Seller provides three (3) Working Days' notice to the Buyer.

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (vi)   REPLACEMENTS

                 Replacements made pursuant to this Subclause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price List. Replaced components, equipment, accessories or parts will become the Seller's property.

                 Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that
                 (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

          (vii)  REJECTION

                 The Seller will provide reasonable written substantiation in case of rejection of a claim. In such event the Buyer will pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim. Transportation, insurance, and any other costs associated with the return of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is rejected by the Seller will be borne by the Buyer.

          (viii) INSPECTION

                 The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1.

12.1.7    IN-HOUSE WARRANTY

          (i)    AUTHORIZATION

                 The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause
                 12.1.7 ("In-house Warranty"). The Buyer will notify the Seller's representative of its decision to perform any in-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer will notify the Seller of the in-house repair as soon as reasonably practicable.

          (ii)   CONDITIONS OF AUTHORIZATION

                 The Buyer will be entitled to the benefits under this Subclause 12.1.7 for repair of Warranted Parts:

                 (a) only if adequate facilities and qualified personnel are available to the Buyer,

                 (b) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                 (c) only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10.

          (iii)  SELLER'S RIGHTS

                 The Seller will have the right {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the reasonable judgment of the Seller, the nature of the defect requires technical investigation.

                 The Seller will further have the right {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

          (iv)   IN-HOUSE WARRANTY CLAIM SUBSTANTIATION

                 Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in, Warranty Claims under Subclause 12.1.6(v) and in addition will include:

                 (a) a report of technical findings with respect to the defect,

                 (b)  for parts required to remedy the defect:

                      - part numbers,

                      - serial numbers (if applicable),

                      - description of the parts,

                      - quantity of parts,

                      - unit price of parts,

                      - total price of parts,

                      - related Seller's or third party's invoices (if
                        applicable),

                 (c)  detailed number of labor hours,

                 (d) agreed In-house Warranty Labor Rate (defined below in Subclause 12.1.7 (v) (a)), and

                 (e)  total claim value.

          (v)    CREDIT

                 The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty claims, will be a credit to the Buyer's account in U.S. Dollars. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                 (a) To determine direct labor costs, only man hours spent on disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. Man hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

                      The man hours counted as set forth above will be multiplied by an agreed labor rate representing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of the Buyer's composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees whose jobs are directly related to the performance of the repair (the "In-house Warranty Labor Rate").

                 (b) Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and furnished free of charge by the Seller.

          (vi)   LIMITATION ON CREDIT

                 The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of the Seller's then current catalog price {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for a replacement of such defective Warranted Part.

                 Such cost will be substantiated in writing by the Seller upon reasonable request by the Buyer.

          (vii)  SCRAPPED MATERIAL

                 The Buyer will retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair until the earlier of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after submission of a claim for In-house Warranty credit relating thereto or the Seller's written advice to the Buyer that such Warranted Part should be scrapped. Such parts will be returned to the Seller within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days of receipt of the Seller's request to that effect.

                 Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

                 Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer, which will be kept in the Buyer's file for at least the duration of the warranty periods set forth in this Subclause 12.1.

          (viii) LIMITATIONS ON LIABILITY OF SELLER

                 THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7 WHICH WAS NOT IN COMPLIANCE WITH THE TERMS THEREOF, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8    STANDARD WARRANTY TRANSFERABILITY

          The warranties provided for in this Subclause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer or upon the Buyer's sale of the Aircraft to any such airline in accordance with Subclause 19.3, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9    WARRANTY FOR CORRECTED, REPLACEMENT OR REPAIRED WARRANTED PARTS

          Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, will be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will not be allowable, notwithstanding any subsequent correction or repairs, and will immediately terminate the remaining warranties under this Subclause 12.1 in respect of the affected Warranted Part.

12.1.10   GOOD AIRLINE OPERATION - NORMAL WEAR AND TEAR

          The Buyer's rights under this Subclause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with good commercial airline practice and in general compliance with all technical documentation and maintenance recommendations of the Seller (if any), the Manufacturer, the Vendors or the manufacturer of the Powerplants and its associated parts and all applicable rules, regulations and directives of the FAA.

          The Seller's liability under this Subclause 12.1 will not extend to normal wear and tear nor to:

          (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or in a manner other than that set forth in Subclause 12.1.7 or otherwise approved by the Seller;

          (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

          (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

          This waiver of the Seller's liability by the Buyer will not apply in the cases of Subclause 12.1.10 (i) and Subclause 12.1.10 (ii) above if the Buyer submits reasonable evidence that the defect did not arise from nor was contributed to by either of said cases.

12.2      SELLER SERVICE LIFE POLICY

          In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 will apply.

12.2.1    Definitions

          For the purposes of this Subclause 12.2, the following definitions will apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit G hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.2.

12.2.1.2 "Failure" means any breakage of, or defect in, an Item that has occurred, that can reasonably be expected to occur on a repetitive or fleetwide basis, and that materially impairs the utility or safety of the Item, provided that any such breakage of, or defect in, any Item did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force.

12.2.2    PERIODS AND SELLER'S UNDERTAKING

          Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} years after the delivery of said Aircraft to the Buyer, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation in the cost as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or,

12.2.2.2  replace such Item.

12.2.3    SELLER'S PARTICIPATION IN THE COST

          Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

                  C  (N  -  T)
          P = ---------------------
                       N

          where

          P:   financial participation of the Seller,

          C: the Seller's then current sales price for the required Item or required Seller designed parts,

          T: total time in months, at time of Failure, since delivery of the particular Aircraft in which the Item subject to such Failure was originally installed,

          N: {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months.

12.2.4    GENERAL CONDITIONS AND LIMITATIONS

12.2.4.1 Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 will not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

          (i) The Buyer will maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

          (ii) The Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iii) The conditions of Subclause 12.1.10 will have been complied with.

          (iv) The Buyer will carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be, to the extent possible, compatible with the Buyer's operational requirements and will be carried out at the Buyer's expense. Reports relating thereto will be regularly furnished to the Seller.

          (v) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4 In the event that the Seller will have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to offer to supply to the Buyer the necessary modification kit free of charge {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5    TRANSFERABILITY

          Except as provided in Subclause 19.3, the Buyer's rights under this Subclause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

          Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3      VENDOR WARRANTIES

12.3.1    SELLER'S SUPPORT

          Prior to delivery of the first Aircraft under this Agreement, the Seller will obtain from all Vendors listed in the Supplier Product Support Agreements manual enforceable and transferable warranties and indemnities against patent infringements for all of the components, equipment, accessories and parts of the Vendors that are installed in an Aircraft at the time of delivery thereof ("Vendor Parts," it being understood that such term will not include the Propulsion Systems, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Vendors with whom the Seller has no existing enforceable warranty agreements). The Seller will also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for structural landing gear elements. The Seller undertakes to supply to the Buyer such Vendor warranties, Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements manual.

12.3.2    VENDOR'S DEFAULT

12.3.2.1 In the event that any Vendor under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Clause 13 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause
          12.1 or Clause 13 of this Agreement will apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that, for obligations covered under Subclause
          12.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.3.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subclause 12.3.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Subclause
          12.2 of this Agreement will apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit G hereto.

12.3.2.3 At the Seller's request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4      INTERFACE COMMITMENT

12.4.1    INTERFACE PROBLEM

          If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any default by the Buyer in performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

          At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2    SELLER'S RESPONSIBILITY

          If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1.

12.4.3    VENDOR'S RESPONSIBILITY

          If the Seller determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller will, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Vendor Component.

12.4.4    JOINT RESPONSIBILITY

          If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Vendor involved. The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor to the Buyer. Such corrective action, when reasonably accepted by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor with respect to such Interface Problem.

12.4.5    GENERAL

12.4.5.1 All requests under this Subclause 12.4 will be directed both to the Seller and the affected Vendors.

12.4.5.2 Except as specifically set forth in this Subclause 12.4, this Subclause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Subclause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Subclause 22.4.

12.5      EXCLUSIVITY OF WARRANTIES AND
          GENERAL LIMITATIONS OF LIABILITY

          THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

          THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

          (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

          (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

          (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

               (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

               (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

               (c)  LOSS OF PROFITS AND/OR REVENUES;

               (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

12.6      DUPLICATE REMEDIES

          The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller {CONFIDENTIAL MATERIAL OMITTED
          AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

UNQUOTE

          In consideration of the assignment and subrogation by AVSA under this Clause 12 in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the following:

          THIS CLAUSE 12 (INCLUDING ITS SUBCLAUSES) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

          NORTHWEST RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT NORTHWEST FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. NORTHWEST HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF AVSA AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF NORTHWEST AGAINST AVSA, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

          (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

          (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

          (3)  ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

          (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

          (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

          (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

          (7)  ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

               (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

               (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

               (c)  LOSS OF PROFITS AND/OR REVENUES;

               (d)  ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

          THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

          The remedies provided to Northwest under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. Northwest will be entitled to the remedy that provides the maximum benefit to it, as Northwest may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that Northwest will not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. Northwest's rights and remedies herein for the nonperformance of any obligations or liabilities of AVSA arising under these warranties will be in monetary damages limited to the amount Northwest expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and Northwest will not have any right to require specific performance by AVSA
          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.7      NEGOTIATED AGREEMENT

          Northwest and AVSA agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, INTER ALIA, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in Subclause 12.5 and following Subclause 12.6.

13 -      PATENT INDEMNITY

          AVSA, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Patent Indemnity from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. AVSA hereby assigns to Northwest, and Northwest hereby accepts, all of the rights and obligations of AVSA in its capacity as "Buyer" as aforesaid under the said Patent Indemnity and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned without the prior written consent of Northwest. Capitalized terms utilized in the following quoted provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

13.1      SCOPE

          The Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft):

          (1) to the extent of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of

               (a)  any British, French, German, Spanish or US patent, or

               (b) any patent issued under the laws of any other country in which Northwest may lawfully operate the Aircraft, provided that:

                    (i) from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and is fully entitled to all benefits of Article 27 thereof, or in the alternative,

                    (ii) from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (known as the "Paris Convention").

          (2) to the extent of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of any patent issued under the laws of any country not covered by (1) above in which the Buyer is from time to time lawfully operating the Aircraft.

          The Seller's undertaking under this Clause 13 will not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2      SELLER'S ACTION

          Should the Buyer be enjoined from using any part of an Aircraft by reason of infringement of a patent covered by Subclause 13.1, the Seller will, at its option and expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3      SELLER'S OBLIGATION

          The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer's receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after receipt by the Buyer of notice of the institution of such suit or receipt of such claim, giving particulars thereof. The Seller will have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it will be entitled at any stage of the proceedings to assume, conduct or control the defense thereof.

          The Seller's obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer's promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer's use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and (iv) the Buyer's not otherwise acting in a manner prejudicial to its or the Seller's defense of the action.

13.4      WAIVER

          THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

UNQUOTE

          In consideration of the assignment and subrogation by AVSA under this Clause 13 in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

          THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF AVSA UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND NORTHWEST HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF AVSA AND RIGHTS, CLAIMS AND REMEDIES OF NORTHWEST AGAINST AVSA, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR

          ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

14 -      TECHNICAL PUBLICATIONS

          Technical publications will be supplied to Northwest pursuant to Clause 2 of the A319 Product Support Agreement.

15 -      FIELD ASSISTANCE

          Field services will be provided to Northwest pursuant to Clause 3 of the A319 Product Support Agreement.

16 -      TRAINING

          Training and training aids will be provided to Northwest pursuant to Clause 4 of the A319 Product Support Agreement.

17 -      VENDORS' PRODUCT SUPPORT

17.1      VENDOR PRODUCT SUPPORT AGREEMENTS

17.1.1 AVSA has obtained product support agreements transferable to Northwest from Vendors of Seller Furnished Equipment listed in the Specification ("Product Support Agreements").

17.1.2 These Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements with respect to warranties and guarantees (copies of which have been provided to Northwest).

17.2      VENDOR COMPLIANCE

          AVSA will monitor Vendor compliance with support commitments defined in the Product Support Agreements and will take remedial action together with Northwest if requested by Northwest in writing.

17.3      VENDOR PART REPAIR STATIONS

17.3.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.

17.3.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

          Vendor Parts that have to be repaired outside North America will be sent by Northwest to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. All such Vendor Parts will be returned to Northwest with all applicable FAA tagging.

17.3.3 AVSA will support Northwest in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements manual) to be offered to Northwest.

18 -      BUYER FURNISHED EQUIPMENT AND DATA

18.1      INSTALLATION AND DELIVERY

18.1.1 Without additional charge, and in accordance with the Specification, AVSA will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 AVSA will cause the Manufacturer to advise Northwest of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer reasonably requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and Northwest will furnish such detailed description and information by the dates so specified. Such dimensions and weights will not thereafter be revised unless mutually agreed and set forth in an SCN.

18.1.3 AVSA will also cause the Manufacturer to furnish in sufficient time to Northwest a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. Northwest will furnish such equipment to the Manufacturer at such locations by such dates. Northwest, at its own expense, will also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when reasonably requested by the Manufacturer, field service representatives to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2      SPECIFICATION AND AIRWORTHINESS APPROVALS

          Northwest warrants that all Buyer Furnished Equipment (other than Buyer Furnished Equipment manufactured by the Manufacturer) will meet the requirements of the Specification, will comply with applicable LBA and FAA regulations and will be approved by the LBA and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. AVSA will bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain LBA and FAA approval, unless such work is due to an Aircraft Interface Problem, mishandling or excessive use on the part of AVSA or the Manufacturer.

18.3      DELAY AND NONPERFORMANCE

          Any delay or failure in complying with the warranty in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the LBA or FAA regulations will be the responsibility of Northwest, to the extent that such delay or failure will in turn,

          (i) delay the performance of any act to be performed by or on behalf of AVSA or the Manufacturer, or

          (ii) cause the Final Contract Price of the Aircraft to be increased by the amount of AVSA's additional reasonable and substantiated costs, if any, attributable to such delay or failure by Northwest, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, and any resulting cost will be borne by Northwest.

          Further, in any such event, AVSA shall give written notice to Northwest and, unless Northwest has cured such noncompliance within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Working Days after such notice, AVSA may elect to take any of the actions set forth below in Subclauses 18.3.2,
          18.3.3 or 18.3.4.

18.3.2 At Northwest's request, AVSA will be entitled to cause the Manufacturer to purchase and install the Buyer Furnished Equipment involved, in which event the Final Contract Price of the affected Aircraft will be increased by the purchase price of such Buyer Furnished Equipment plus reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or
          (ii) the Buyer Furnished Equipment required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the LBA or the FAA within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of Subclause 2.3, AVSA will be entitled to deliver the affected Aircraft where it is then located with no obligation to install such Buyer Furnished Equipment. Upon such delivery AVSA will be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4 If (i) the Buyer Furnished Equipment is delayed by more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or
          (ii) the Buyer Furnished Equipment is not required for certification of the Aircraft and is not approved by the LBA or the FAA within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then AVSA will be entitled to deliver the Aircraft with no obligation to install such Buyer Furnished Equipment. Northwest may also elect to have the Aircraft so delivered, whereupon AVSA will be relieved of all obligations to install such Buyer Furnished Equipment.

18.4 Any Buyer Furnished Equipment installed on an Aircraft and subsequently removed due to the fault of Northwest will be removed at Northwest's expense.

18.5      TAX-FREE ZONES

          Northwest will cause all Buyer Furnished Equipment to be delivered at its own expense to the following address, unless AVSA notifies Northwest otherwise in writing.

          For all Buyer Furnished Equipment

               DAIMLER-BENZ AEROSPACE AIRBUS GmbH
               Division Hamburger Flugzeugbau
               Kreetslag 10
               21129 HAMBURG
               GERMANY

18.6      RISK OF LOSS

          Title to and risk of loss of Buyer Furnished Equipment will at all times remain with Northwest. When Buyer Furnished Equipment is in the possession of AVSA, AVSA will have only such responsibility therefor as is chargeable by law to a bailee for hire, but will not be liable for loss of use. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

18.7      AVSA-SUPPLIED BUYER FURNISHED EQUIPMENT

          If Northwest requests AVSA to cause the Manufacturer to supply directly certain items that are considered Buyer Furnished Equipment pursuant to the Specification, and if compliance with such request by AVSA and the Manufacturer in their judgment will not affect the delivery date of an Aircraft referred to in Clause 9, then AVSA will order such items subject to the execution of an SCN reflecting the effect on price and any other items and conditions of this Agreement. In such a case, AVSA will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of product support commitments assumed by the Vendor of such Buyer Furnished Equipment. The provisions of Subclauses 18.2 and 18.3 will apply to Buyer Furnished Equipment covered under this Subclause 18.7 except in the event of any delay in approval or delivery of such Buyer Furnished Equipment attributable to the action of AVSA, the Manufacturer or the Associated Contractor.

19 -      ASSIGNMENT

19.1      SUCCESSORS AND ASSIGNS

          Subject to the provisions of this Clause 19, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement and/or the rights of either party hereunder will not be assigned or transferred in any manner whatsoever, in whole or in part, by either party without the prior written consent of the other party, such consent not to be unreasonably withheld by AVSA in the case of any assignment by Northwest of its rights hereunder to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          Notwithstanding anything herein to the contrary, AVSA may at any time without Northwest's consent, assign any of its rights to receive money and any of its duties to effect the sale and delivery of any Aircraft or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractor, ASCO or to any Affiliate of the Seller, the Manufacturer or any Associated Contractor {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

19.2      AVSA'S DESIGNATIONS

          AVSA may at any time by notice to Northwest designate particular facilities or particular personnel of the Manufacturer, ASCO, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement will be performed. AVSA may also designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of AVSA for providing to Northwest all or any of the services described in this Agreement. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

19.3      ASSIGNMENT IN CASE OF RESALE OR LEASE

          In the event of the resale or lease of any Aircraft by Northwest following delivery thereof to Northwest, and subject to the delivery to AVSA of reasonable financial guarantees and protections and other terms as AVSA may reasonably require, Northwest's rights with respect to such Aircraft solely under Clauses 12, 13 and 17 and this Subclause
          19.3 of this Agreement, will inure to the benefit of such purchaser or lessee, as the case may be. Northwest will furnish to AVSA a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and will comply with all applicable terms, conditions and limitations of this Agreement. No assignment under this Subclause 19.3 shall be deemed to increase AVSA's obligations.

20 -      DATA RETRIEVAL

          On AVSA's reasonable request, Northwest will provide AVSA with all the necessary data, as customarily compiled by Northwest and pertaining to the operation of the Aircraft, to assist AVSA in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

21 -      TERMINATION FOR CERTAIN EVENTS

21.1 Any of the following will be considered a material breach of Northwest's or AVSA's obligations under this Agreement ("Material Breach"):

          (1) AVSA, Northwest or any other party will commence any case, proceeding or other action with respect to AVSA or Northwest in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (2) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for AVSA or Northwest for all or substantially all of its assets and such action is not stayed or dismissed within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or AVSA or Northwest makes a general assignment for the benefit of its creditors.

          (3) An action is commenced against AVSA or Northwest seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets and such action is not dismissed within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (4) AVSA or Northwest is generally unable to pay its debts as they come due.

          (5) There is a liquidation, winding up or analogous event with respect to Northwest or AVSA.

          (6) Northwest fails to make any Predelivery Payment required to be made pursuant to this Agreement when such payment comes due or fails to make payment of all or part of the Final Contract Price required to be made pursuant to Subclause 6.3 of this Agreement.

          (7) Northwest defaults on any payment of principal or interest on any indebtedness or in the payment of any guarantee obligation, to AVSA or any of its Affiliates.

          (8) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (9) Northwest defaults in its obligation to take delivery of an Aircraft, or AVSA defaults in its obligation to deliver an Aircraft as provided in this Agreement.

          (10) Northwest or AVSA, or any of AVSA's affiliates, defaults in any material respect in the observance or performance of any other material covenant or undertaking contained in this Agreement, and such default continues beyond the applicable grace period (if any).

          (11) AVSA or any of its Affiliates defaults in any material respect in the observance or performance of any material covenant or undertaking in the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and such default continues beyond the applicable grace period (if any).

21.2 In the event of any Material Breach by either party, the other party will at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend its performance under the Agreement, (ii) in the case of AVSA, reschedule the delivery dates for Aircraft or for other goods and services, (iii) terminate this Agreement with respect to any or all Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

22 -      MISCELLANEOUS PROVISIONS

22.1      NOTICES

          All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile or other electronic transmission at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent, will be deemed to be the effective date of such notice or request.

          AVSA will be addressed at:

          2, rond-point Maurice Bellonte
          31700 BLAGNAC  FRANCE
          Attention:  Director - Contracts
          Telephone:     33 561 30 40 12
          Facsimile:     33 561 30 40 11

          NORTHWEST WILL BE ADDRESSED AT:

          Northwest Airlines, Inc.
          5101 Northwest Drive
          St. Paul, MN  55111

          COURIER:

          Northwest Airlines, Inc.
          2700 Lone Oak Parkway
          Eagan, MN  55121
          Telephone:  (612) 727-4882
          Facsimile:   (612) 726-0665

          From time to time, the party receiving the notice or request may designate another address or another person.

22.2      WAIVER

          The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3      INTERPRETATION AND LAW

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.4      CONFIDENTIALITY

          Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, Northwest will use reasonable efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by Northwest with any governmental agency and will make such applications as will be necessary to implement the foregoing. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Northwest and AVSA will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 will survive any termination of this Agreement.

22.5      SEVERABILITY

          In the event that any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.6      ALTERATIONS TO CONTRACT

          This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain Airbus A319 Memorandum of Understanding dated June 10, 1997 (Reference AVSA 5192.10, between AVSA and Northwest). This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.7      INCONSISTENCIES

          In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit or Letter Agreement attached to this Agreement, in each such case the terms of such Specification, Exhibit or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this Subclause 22.7, the term Agreement will not include the Specification or any other Exhibit or Letter Agreement hereto.

22.8      LANGUAGE

          All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.9      HEADINGS

          All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.10     COUNTERPARTS

          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.11     OPINION OF COUNSEL

          Northwest will, concurrently with the execution of this Agreement, deliver to AVSA an opinion of counsel for Northwest reasonably satisfactory to AVSA and dated as of such date to the effect that (i) the execution, delivery and performance of this Agreement and the A319 Product Support Agreement are within the corporate power of Northwest, and (ii) this Agreement and the A319 Product Support Agreement have been duly executed and delivered by and constitute legal, valid and binding obligations of Northwest enforceable in accordance with their terms.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


AVSA, S.A.R.L.


By:       /s/ M. Lascaux
          ---------------------------------------------
Title:    Director Contracts


NORTHWEST AIRLINES, INC.


By:       /s/ M. D. Powers
          ----------------------------------------------
Title:    Vice President - Finance and Assistant Treasurer

                                                                       EXHIBIT A

       The A319 Standard Specification is contained in a separate folder.

                                                                      EXHIBIT B

-------------------------------------------------------------------------------
       RFC                       DESCRIPTION OF CUSTOMER OPTIONS
-------------------------------------------------------------------------------
  {CONFIDENTIAL   {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     MATERIAL     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
   OMITTED AND    CONFIDENTIAL TREATMENT}
      FILED
 SEPARATELY WITH
  THE SECURITIES
   AND EXCHANGE
    COMMISSION
  PURSUANT TO A
   REQUEST FOR
   CONFIDENTIAL
    TREATMENT}
-------------------------------------------------------------------------------

                                                                      EXHIBIT B

-------------------------------------------------------------------------------
        RFC                      DESCRIPTION OF CUSTOMER OPTION
-------------------------------------------------------------------------------
   {CONFIDENTIAL   {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
 MATERIAL OMITTED  THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
     AND FILED     REQUEST FOR CONFIDENTIAL TREATMENT}
  SEPARATELY WITH
  THE SECURITIES
   AND EXCHANGE
    COMMISSION
   PURSUANT TO A
    REQUEST FOR
   CONFIDENTIAL
    TREATMENT}
-------------------------------------------------------------------------------

                                   Exh. B-2

                                                                      EXHIBIT B

-------------------------------------------------------------------------------
        RFC                      DESCRIPTION OF CUSTOMER OPTION
-------------------------------------------------------------------------------
   {CONFIDENTIAL   {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
 MATERIAL OMITTED  THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
     AND FILED     REQUEST FOR CONFIDENTIAL TREATMENT}
  SEPARATELY WITH
  THE SECURITIES
   AND EXCHANGE
    COMMISSION
   PURSUANT TO A
    REQUEST FOR
   CONFIDENTIAL
    TREATMENT}
-------------------------------------------------------------------------------

                                   Exh. B-3

                                                                      EXHIBIT B
-------------------------------------------------------------------------------
     RFC                      DESCRIPTION OF CUSTOMER OPTION
-------------------------------------------------------------------------------
   {CONFIDENTIAL   {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
 MATERIAL OMITTED  THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
     AND FILED     REQUEST FOR CONFIDENTIAL TREATMENT}
  SEPARATELY WITH
  THE SECURITIES
   AND EXCHANGE
    COMMISSION
   PURSUANT TO A
    REQUEST FOR
   CONFIDENTIAL
    TREATMENT}
-------------------------------------------------------------------------------

                                   Exh. B-4

                                                                      EXHIBIT C

                                   SCN FORM

                                                                      EXHIBIT D

                       AIRFRAME PRICE REVISION FORMULA

l.        BASE PRICE

          The Base Price of the Airframe, and Nacelles and Thrust Reversers, is as quoted in Paragraph 4 of this Agreement.

2.        BASE PERIOD

          The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December 1996/January 1997/February 1997 and corresponding to theoretical delivery conditions prevailing in January 1998, as defined by ECIb and ICb forecast index values indicated in Paragraph 4 of this Exhibit D.

          The Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D.

          ECIb and ICb index values indicated in Paragraph 4 of this Exhibit D will not be subject to any revision of these indexes after execution of the definitive documentation.

3.        REFERENCE INDEXES

          LABOR INDEX: "Aircraft Manufacturing," Standard Industrial Classification 3721 (hereinafter referred to as "ECI-SIC-3721W"), published quarterly by the US Department of Labor, Bureau of Labor Statistics, in "News" (Table 6: WAGES AND SALARIES: Employment Cost Index for wages and salaries only, private industry workers, by industry and occupational group"). (Base month and year June 1989 = 100.)

          MATERIAL INDEX: "Industrial Commodities" (hereinafter referred to as "IC-Index"), published monthly by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

4.        REVISION FORMULA

          Pn   =    (Pb + F) (0.75 ECIn/ECIb + 0.25 ICn/ICb)

          Where

          Pn   =    Revised Base Price of the Airframe at delivery of the
                    Aircraft.

          Pb   =    Base Price of the Airframe (including Nacelles and Thrust
                    Reversers, if applicable) at economic conditions December
                    1996/January 1997/February 1997 averaged (January 1998 delivery conditions).

          F    =    (0.005 x N x Pb) Where  N = The calendar year of delivery of the Aircraft minus 1998.

          ECIn = The arithmetic average of the latest published values available at the date of A319 Aircraft delivery for ECI-SIC-3721W for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft (1 decimal), where the quarterly value for the third month of a quarter (March, June, September and December) will be deemed to apply for the two preceding months.

          ECIb = ECI-SIC-3721W for December 1996/January 1997/February 1997 averaged (= 131.6).

          ICn  =    The arithmetic average of the latest published values
                    available at the date of A319 Aircraft delivery for the IC-Index for the 11th, 12th and 13th months prior to the month of delivery of the Aircraft (l decimal).

          ICb  =    IC-Index for December 1996/January 1997/February 1997
                    averaged (= 126.4).

          In determining the Revised Base Price at delivery of the Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

          After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to l).

                                   Exh. D-2

5.        GENERAL PROVISIONS

5.1       SUBSTITUTION OF INDEXES

          In the event that:

          (i) the US Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereinabove, or

          (ii) the US Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereinabove, or

          (iii) the data samples used to calculate any of the indexes referred to hereinabove are substantially changed,

          the most nearly comparable index published by a recognized financial institution, financial publication or university shall be used as a substitute index.

          Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

          As a result of this selection of a substitute index, the price revision formula will be adjusted for the successive utilization of the original index and of the substitute index.

5.2       FINAL INDEX VALUES

          The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.

                                  Exh. D-3

                                                                     EXHIBIT E

                         POWERPLANTS PRICE REVISION FORMULA

l.        REFERENCE PRICE

          The Reference Price of a set of two (2) CFM International CFM 56-5A4 engines and additional equipment is as quoted in Subclause 4.1.2.1(i) of this Agreement.

          This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

2.        REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

          The above Reference Price has been established in accordance with the economic conditions prevailing in September 1990 (March 1991 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 126.54.

3.        REFERENCE INDEXES

          LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data:
          Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

          MATERIAL INDEX (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

          MATERIAL INDEX (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6:
          Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

          ENERGY INDEX: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

4.        REVISION FORMULA

          Pn   =    Pb x CPIn
                         ----
                    126.54

          Where

          Pn   =    Revised Reference Price of a set of two (2) engines at
                    delivery of the A319 Aircraft.

          Pb   =    Reference Price as defined above.

          CPIn      =    Composite Price Index for the sixth month prior to the
                         month of delivery of the A319 Aircraft.

               Said Composite Price Index is composed as follows:

          CPIn =    0.55 (HEN   x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                          ---
                         (11.16)

               Where

               HEn  =    HE SIC 3724 for the sixth month prior to the month of
                         delivery of the A319 Aircraft; the quotient HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

               ICn  =    IC-Index for the sixth month prior to the month of
                         delivery of the A319 Aircraft.

               MMPn  =   MMP-Index for the sixth month prior to the month of
                         delivery of the A319 Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

               EPn  =    EP-Index for the sixth month prior to the month of
                         delivery of the A319 Aircraft.

                                  Exh. E-2

          The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure shall be raised to the next higher figure.

          The final factor shall be rounded to the nearest thousandth (3 decimals).

5.        GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the A319 Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E or discontinues any of these indexes, AVSA shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

          Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the A319 Aircraft.

5.5 The Revised Reference Price at delivery of the A319 Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Exhibit E.

                                  Exh. E-3

                                                                     EXHIBIT F


                           CERTIFICATE OF ACCEPTANCE


In accordance with the terms of that certain Airbus A319 Purchase Agreement (the "Purchase Agreement") dated as of September 19, 1997 between AVSA, S.A.R.L. ("AVSA") and NORTHWEST AIRLINES, INC. ("NWA"), the acceptance inspection relating to the AIRBUS A319 aircraft (the "Aircraft"), manufacturer's serial no.____, FAA Registration No.________, with two (2) CFM56-5A4 series propulsion systems installed thereon, serial nos.____ (position #1) and________ (position #2) has taken place at Hamburg, Germany, on the____ day of____,____.

In view of said inspection having been carried out with satisfactory results, NWA hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance shall not impair the rights of NWA that derive from the warranties relating to the Aircraft set forth in the Purchase Agreement.

NWA specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                 RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED AIRCRAFT ACKNOWLEDGED


                                 NORTHWEST AIRLINES, INC.



                                 By:
                                      ------------------------------
                                 Title:
                                         -----------------------------

                                                                       EXHIBIT G


                             SELLER SERVICE LIFE POLICY


1.        The Items covered by the Service Life Policy pursuant to Subclause
          12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2.        WINGS - CENTER AND OUTER WING BOX

2.1       SPARS

2.2       RIBS INSIDE THE WING BOX

2.3       UPPER AND LOWER PANELS OF THE WING BOX

2.4       FITTINGS

2.4.1     Attachment fittings for the flap structure

2.4.2     Attachment fittings for the engine pylons

2.4.3     Attachment fittings for the main landing gear

2.4.4     Attachment fittings for the center wing box

2.5       AUXILIARY SUPPORT STRUCTURE

2.5.1     FOR THE SLATS:

2.5.1.1   Ribs supporting the track rollers on wing box structure

2.5.1.2   Ribs supporting the actuators on wing box structure

2.5.2     FOR THE AILERONS:

2.5.2.1   Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2   Actuator fittings on wing box rear spar or shroud box

2.5.3     FOR AIRBRAKES, SPOILERS, LIFT DUMPERS:

2.5.3.1   Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2   Actuator fittings on wing box rear spar or shroud box

3.        FUSELAGE

3.1       FUSELAGE STRUCTURE

3.1.1     Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and centre wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5     Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8     Keel beam structure

3.2       FITTINGS

3.2.1     Landing gear attachment fittings

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

                                  Exh. G-2

4.        STABILIZERS

4.1       HORIZONTAL STABILIZER MAIN STRUCTURAL BOX

4.1.1     Spars

4.1.2     Ribs

4.1.3     Upper and lower skins and stringers

4.1.4     Attachment fittings to fuselage and trim screw actuator

4.1.5     Elevator support structure

4.1.5.1   Hinge bracket

4.1.5.2   Servocontrol attachment brackets

4.2       VERTICAL STABILIZER MAIN STRUCTURAL BOX

4.2.1     Spars

4.2.2     Ribs

4.2.3     Skins and stringers

4.2.4     Attachment fittings to fuselage

4.2.5     Rudder support structure

4.2.5.1   Hinge brackets

4.2.5.2   Servocontrol attachment brackets

5. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                  Exh. G-3

                               LETTER AGREEMENT NO. 1


                                                      As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

     Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.        CREDIT MEMORANDA

1.1 AVSA will provide to Northwest upon delivery of each A319 Aircraft the credit memoranda listed below in Subparagraphs 1.1(i) to 1.1(viii), inclusive. Hereinafter, the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, inclusive. Hereinafter, the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} are collectively referred to as the "AVSA Credit Memoranda."

          (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iv) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (v) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (vi) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (vii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (viii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2 The AVSA Credit Memoranda have been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

1.3 Except as otherwise provided in Paragraph 2 of this Letter Agreement, the AVSA Credit Memoranda will, in each case and at Northwest's option, be

          (i) applied by AVSA against the Final Contract Price of each Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the AVSA Credit Memoranda (excluding any portion thereof applied pursuant to Subparagraph 1.3

                                    LA 1-2

                    (ii) of this Letter Agreement) will be deemed to be applied to the Final Contract Price of such Aircraft),

          (ii)      used by Northwest for the purposes specified
                    {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or

          (iii) used by Northwest for the purchase of goods and services from AVSA or any of its Affiliates.

2.        FLIGHT TRAINING SUPPORT

2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2       ADDITIONAL FLIGHT TRAINING ARRANGEMENTS

2.2.1 Northwest or its Affiliate may purchase from AVSA or its Affiliates additional flight training equipment and data package upgrades. A list of such training equipment and services and associated prices is included in Appendix 1 hereto.

2.2.2 In the event Northwest or its Affiliate order such flight training equipment or data package upgrades from AVSA or its Affiliates, AVSA agrees to the following payment by Northwest for such flight training equipment and data package upgrades, up to a total value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in flight training equipment and data package upgrade value, in accordance with Appendix 1 hereto, Northwest will

          (i) pay to AVSA or its Affiliates {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, AND, in addition,

          (ii) provide AVSA or its Affiliates or cause to be provided {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
               THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 1-3

2.2.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3       TRAINING SERVICE AGREEMENT

          AVSA or its Affiliates and Northwest or its Affiliate will enter into a separate training agreement covering the different training services that Northwest or its Affiliate could provide to AVSA, the Manufacturer, or any of their Affiliates. Under such agreement, neither AVSA, nor the Manufacturer, nor any of their Affiliates will be liable for any training provided to their customers by Northwest or its Affiliate, and Northwest and AVSA, or their respective Affiliates, will agree on appropriate provisions prior to execution of such training agreement.

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3.1 AVSA will provide, or cause to be provided, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2 AVSA will arrange for the delivery of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.        CERTAIN AIRCRAFT EQUIPMENT SUPPORT

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          AVSA will provide, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

                                    LA 1-4

          CONFIDENTIAL TREATMENT}

          Should Northwest elect to install {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.        JOINT PROMOTION

5.1 For the promotion of the Aircraft in Northwest's fleet, AVSA will provide to Northwest {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

                                    LA 1-5

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:  /s/ M. Lascaux
                                   Its: Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer

                                    LA 1-6

                                                                    APPENDIX 1

               FLIGHT TRAINING EQUIPMENT / DATA PACKGE PRICES

The amounts in this table are quoted in US dollars in January 1997 delivery conditions and will be multiplied by a factor of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to provide for a price revision from January 1997 to January 1998. Thereafter, the amounts will be revised annually in January in accordance with the Airframe Price Revision Formula.

-------------------------------------------------------------------------------
                                                               Total Amount
-------------------------------------------------------------------------------
{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE  {CONFIDENTIAL
 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR  MATERIAL OMITTED
 CONFIDENTIAL TREATMENT}                                       AND FILED
                                                               SEPARATELY WITH
                                                               THE SECURITIES
                                                               AND EXCHANGE
                                                               COMMISSION
                                                               PURSUANT TO A
                                                               REQUEST FOR
                                                               CONFIDENTIAL
                                                               TREATMENT}
-------------------------------------------------------------------------------

                                    LA 1 App. 1-1

                                LETTER AGREEMENT NO. 2


                                                      As of September 19, 1997

Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:       OPTION AIRCRAFT AND ORDER FLEXIBILITY

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.        ADDITIONAL DEFINITIONS

          For the purpose of this Letter Agreement only, the term "Available Delivery Position(s)" in the singular or plural shall mean any delivery positions {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} it being understood that such Available Delivery Positions will be subject to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Available Delivery Positions pursuant to the provisions of this Letter Agreement.

          Notwithstanding the foregoing, all Option Aircraft delivery dates pursuant to Subparagraph 2.5, and all Roll-Over Option Aircraft Delivery Dates, shall {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

          FOR CONFIDENTIAL TREATMENT}

2.        OPTION AIRCRAFT

2.1       OPTION TO FIRMLY ORDER

          Northwest shall have the right to firmly order up to one hundred (100) additional Airbus single-aisle aircraft together with all components, equipment, parts and accessories installed in or on such aircraft and the propulsion systems installed thereon upon delivery in accordance with this Paragraph 2.

2.2       OPTION AIRCRAFT TYPE

2.2.1 Option Aircraft are designated either an Airbus Industrie A319-100 model aircraft (the "A319 Option Aircraft") or an Airbus Industrie A320-200 model aircraft (the "A320 Option Aircraft") in accordance with Subparagraph 2.5 below.

2.2.2 The airframe specification of the A319 Option Aircraft shall be as set forth in Subclause 2.2 of the Agreement and the powerplants shall be those defined in Clause 1 of the Agreement as Propulsion Systems.

2.2.3 The airframe specification of the A320 Option Aircraft shall be as set forth in Subparagraph 2.7.1 herein and the powerplants shall be those defined in Subparagraph 2.7.2 herein.

2.3       OPTION EXERCISE

          The option to firmly order an Option Aircraft shall be exercised by Northwest's written notice to AVSA given no later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months prior to the scheduled month of delivery of such Option Aircraft in accordance with the Option Aircraft Delivery Schedule set out in Subparagraph 2.5 below (the "Option Exercise"). Each Option Exercise shall only become effective upon AVSA's receipt from Northwest of the payments referenced in Subparagraph 2.4 below.

2.4       OPTION FEE AND PREDELIVERY PAYMENT

2.4.1 Upon each Option Exercise, Northwest will pay to AVSA a nonrefundable option fee of US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} per Option Aircraft for which Northwest has exercised its option to firmly order such Option Aircraft (the "Option

                                    LA 2-2

          Fee"). {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4.3 In the event that Northwest fails to (i) invoke an Option Exercise in accordance with the provisions of Subparagraph 2.3 above and (ii) pay to AVSA the corresponding Option Fee and (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, Northwest's right to purchase such Option Aircraft shall expire, and AVSA will have no further obligation under this Letter Agreement or the Agreement with respect to such Option Aircraft.

2.5       DELIVERY

          The Option Aircraft for which Northwest has effected an Option Exercise will be delivered in Hamburg, Germany (in the case of A319 Option Aircraft) or Toulouse, France (in the case of A320 Option Aircraft) according to the following schedule (the "Option Aircraft Delivery Schedule"):


          Option Aircraft       Month/Year of Delivery        Option Aircraft        Month/Year of Delivery
             No./Type                                           No./Type
          ---------------       ----------------------        ---------------        ----------------------
           {CONFIDENTIAL        {CONFIDENTIAL MATERIAL         {CONFIDENTIAL         {CONFIDENTIAL MATERIAL
          MATERIAL OMITTED      OMITTED AND FILED             MATERIAL OMITTED       OMITTED AND FILED
             AND FILED          SEPARATELY WITH THE              AND FILED           SEPARATELY WITH THE
        SEPARATELY WITH THE     SECURITIES AND EXCHANGE     SEPARATELY WITH THE      SECURITIES AND EXCHANGE
           SECURITIES AND       COMMISSION PURSUANT TO A       SECURITIES AND        COMMISSION PURSUANT TO A
        EXCHANGE COMMISSION     REQUEST FOR CONFIDENTIAL    EXCHANGE COMMISSION      REQUEST FOR CONFIDENTIAL
           PURSUANT TO A        TREATMENT}                      PURSUANT TO A        TREATMENT}
            REQUEST FOR                                        REQUEST FOR
            CONFIDENTIAL                                       CONFIDENTIAL
             TREATMENT}                                         TREATMENT}


2.6       ROLL-OVER OPTIONS

2.6.1 Upon each Option Exercise with respect to an A319 Option Aircraft, AVSA shall grant Northwest the option to purchase an additional Airbus Industrie A319-100 model aircraft (the "A319 Roll-Over Option Aircraft"). Further, upon each Option Exercise with respect to an A320 Option Aircraft, AVSA shall grant Northwest the option to purchase an additional Airbus Industrie A320-200 model aircraft (the "A320 Roll-Over Option Aircraft"). The terms and conditions of this Letter Agreement with respect to

                                    LA 2-3
          the A319 Option Aircraft shall apply to the A319 Roll-Over Option Aircraft, and the terms and conditions of this Letter Agreement with respect to A320 Option Aircraft shall apply to the A320 Roll-Over Option Aircraft, unless otherwise specified herein, including, but not limited to, the provisions of Subparagraphs 2.3 and 2.4 above. For the purposes of this Letter Agreement, the terms A319 Roll-Over Option Aircraft and A320 Roll-Over Option Aircraft are collectively referred to as the "Roll-Over Option Aircraft."

2.6.2 Upon each Option Exercise, AVSA shall notify Northwest in writing of the delivery date for the Roll-Over Option Aircraft (the "Roll-Over Option Aircraft Delivery Date"). The Roll-Over Option Aircraft Delivery Date shall be added to the end of the then-existing Option Aircraft Delivery Schedule ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, unless otherwise agreed between AVSA and Northwest), and shall be deemed to amend the Option Aircraft Delivery Schedule. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.7       A320 OPTION AIRCRAFT MATTERS

          The term "A320 Aircraft" shall be defined as any and all of the A320 Option Aircraft, the A320 Roll-Over Option Aircraft, and any A320 Aircraft converted from an A319 Aircraft under the terms of this Letter Agreement.

2.7.1     AIRFRAME CONFIGURATION

          The A320 Aircraft will be manufactured in accordance with the A320-200 Standard Specification, Document No. D.000.02000, Issue 4, dated March 30, 1995. A copy of such A320-200 Standard Specification is annexed hereto as Appendix 1 to this Letter Agreement. Such A320-200 Standard Specification will be amended by the SCNs set forth in Appendix 2 hereto.

2.7.2     POWERPLANTS

          The A320 Aircraft will be delivered with two (2) CFM56-5A1 Powerplants each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 22), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by CFMI International, and a nacelle and thrust reverser for each such powerplant (the "A320 Propulsion System").

2.7.3     A320 AIRCRAFT PRICE

          The base prices and purchase incentives for the A320 Aircraft shall be as set forth in Appendix 3 to this Letter Agreement.

                                    LA 2-4

3.        APPLICABILITY OF PURCHASE AGREEMENT PROVISIONS

3.1 When firmly ordered, each A319 Option Aircraft and each A319 Roll-Over Option Aircraft (and each A319 Aircraft converted from an A320 Option Aircraft or from an A320 Roll-Over Option Aircraft) shall be an Aircraft for the purposes of the provisions of Clauses 1 through 22 of the Agreement and the provisions of Letter Agreements Nos. 1 (re:
          Purchase Incentives), 3 (re: Predelivery Payments), 4 (re: Aircraft Customization), 5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} 6 (re: A319-100 Guarantees), and 11 (re:
          Miscellaneous Matters) to the Agreement, except as provided for in Subparagraph 3.2 hereof. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2 It is understood that with respect to A319 Aircraft, the Powerplant prices cited in Subclause 4.1 of the Agreement and the price revision formula referred to in Subclause 5.2 of the Agreement concerning the Powerplants and related equipment have been confirmed by CFM International for A319 Aircraft with deliveries on or prior to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Thereafter, such prices and price revision formula remain subject to modifications that might be communicated by the Powerplant manufacturer to AVSA, the Manufacturer and/or Northwest.

3.3 When firmly ordered, each A320 Aircraft shall be an Aircraft for the purposes of the applicable provisions of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to the Agreement shall apply to the A320 Aircraft. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.        FLEXIBILITY RIGHTS

4.1       FLEXIBILITY RIGHTS AND APPLICABILITY

          In addition to its offer for Option Aircraft and Roll-Over Option Aircraft, AVSA grants Northwest the following flexibility rights (individually and collectively referred to as "Flexibility Right(s)":

          (i)  "CONVERSION RIGHT":  Northwest shall have the right to convert

                                    LA 2-5

               (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Firm Aircraft scheduled for delivery commencing with {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and


               (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Option Aircraft that has been converted to an Aircraft pursuant to Paragraph 2 herein, into Airbus A319 type aircraft, Airbus A320 type aircraft or Airbus A321 type aircraft (the "Converted Aircraft") under the terms and conditions of this Letter Agreement.

          (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iv) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2       IRREVOCABLE EXERCISE OF FLEXIBILITY RIGHTS

          No Aircraft may be the subject of a successful exercise of a Conversion Right, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} more than once.

4.3       FLEXIBILITY LEADTIMES

4.3.1 Northwest may notify AVSA of its exercise of one of the Flexibility Rights by written notice (the "Request Notice") delivered to AVSA on or prior to the first day of the month that is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                    LA 2-6

          PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months prior to the month of scheduled delivery of the Aircraft or Option Aircraft that is subject to such Flexibility Right. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4       FLEXIBILITY RIGHTS EXERCISE PROCEDURE

4.4.1 After receipt of Northwest's Request Notice, AVSA will offer within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} business days Available Delivery Positions as follows:

          (i) with respect to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

          (ii) with respect to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

          (iii) with respect to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

          (iv) with respect {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Available Delivery Positions of the nature referred to in the final sentence of Paragraph 1 of this Letter Agreement.

4.4.2 Northwest may request from AVSA in writing (the "Reservation Notice") within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} business days after receipt of AVSA's offer of the Available Delivery Positions {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4.3     For the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

                                    LA 2-7

          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} business days following the receipt by AVSA of Northwest's Reservation Notice,

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          Should Northwest fail to enter into an amendment to this Agreement reflecting the revised delivery schedule (the "Flexibility Amendment") within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} days after receipt by AVSA from Northwest of the Reservation Notice, then Northwest's {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. AVSA agrees that it will promptly execute each Flexibility Amendment executed by Northwest pursuant to this Paragraph 4 within such period.

5.        AVSA'S RESCHEDULING RIGHTS

5.1       AVSA'S RIGHTS

          Notwithstanding the provisions of Clause 9 of the Agreement, AVSA and Northwest agree that AVSA shall have the right to request from Northwest the rescheduling of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} delivery dates in accordance with the provisions of this Paragraph 5 ("AVSA's Rescheduling Request"). AVSA's Rescheduling Request will apply to each {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "Rescheduled Aircraft") and may be exercised only once with respect to each Rescheduled Aircraft. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2       AVSA RESCHEDULING REQUEST PROCEDURE

          The procedure for AVSA's Rescheduling Request shall be consistent with the procedures described in Subparagraph 4.4 above {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 2-8

6.        REVIEW OF DELIVERY POSITION AVAILABILITY

          AVSA agrees to review with Northwest on a quarterly basis all Available Delivery Positions {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

                                    LA 2-9

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.



                                   By:  /s/ M. Lascaux
                                   Its: Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.




By:  /s/ M. D. Powers
Its: Vice President - Finance and Assistant Treasurer

                                    LA 2-10

                                                                    APPENDIX 1



The A320-200 Standard Specification, Document No. D.000.02000, Issue 4, dated March 30, 1995, is contained in a separate folder.

                                    LA 2/App. 1-1

                                                                    APPENDIX 2

                  LIST OF SCNs APPLICABLE TO THEA320 AIRCRAFT

-------------------------------------------------------------------------------
       RFC                      DESCRIPTION OF CUSTOMER OPTIONS
-------------------------------------------------------------------------------
{CONFIDENTIAL     {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
 MATERIAL          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
 OMITTED AND       CONFIDENTIAL TREATMENT}
 FILED
 SEPARATELY WITH
 THE SECURITIES
 AND EXCHANGE
 COMMISSION
 PURSUANT TO A
 REQUEST FOR
 CONFIDENTIAL
 TREATMENT}
-------------------------------------------------------------------------------

                                    LA 2/App. 2-1

                                                                    APPENDIX 2

                     LIST OF SCNs APPLICABLE TO THE A320 AIRCRAFT

-------------------------------------------------------------------------------
       RFC                      DESCRIPTION OF CUSTOMER OPTION
-------------------------------------------------------------------------------
 {CONFIDENTIAL         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
 MATERIAL OMITTED      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
 AND FILED             REQUEST FOR CONFIDENTIAL TREATMENT}
 SEPARATELY WITH
 THE SECURITIES
 AND EXCHANGE
 COMMISSION
 PURSUANT TO A
 REQUEST FOR
 CONFIDENTIAL
 TREATMENT}
-------------------------------------------------------------------------------

                                    LA 2/App. 2-2

                                                                    APPENDIX 2

                     LIST OF SCNs APPLICABLE TO THE A320 AIRCRAFT

-------------------------------------------------------------------------------
       RFC                      DESCRIPTION OF CUSTOMER OPTION
-------------------------------------------------------------------------------
 {CONFIDENTIAL         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
 MATERIAL OMITTED      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
 AND FILED             REQUEST FOR CONFIDENTIAL TREATMENT}
 SEPARATELY WITH
 THE SECURITIES
 AND EXCHANGE
 COMMISSION
 PURSUANT TO A
 REQUEST FOR
 CONFIDENTIAL
 TREATMENT}
-------------------------------------------------------------------------------

                                    LA 2/App. 2-3

                                                                    APPENDIX 2

                LIST OF SCNs APPLICABLE TO THE A320 AIRCRAFT

-------------------------------------------------------------------------------
       RFC                      DESCRIPTION OF CUSTOMER OPTION
-------------------------------------------------------------------------------
 {CONFIDENTIAL         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
 MATERIAL OMITTED      THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
 AND FILED             REQUEST FOR CONFIDENTIAL TREATMENT}
 SEPARATELY WITH
 THE SECURITIES
 AND EXCHANGE
 COMMISSION
 PURSUANT TO A
 REQUEST FOR
 CONFIDENTIAL
 TREATMENT}
-------------------------------------------------------------------------------

                                    LA 2/App. 2-4

                                                                    APPENDIX 3


                                A320 AIRCRAFT PRICES

1.        PRICES

          The Base Price of each A320 Aircraft is the sum of:

          (i) the Base Price of the Airframe as set out in Subparagraph 1.2 below, and

          (ii) the Base Price of the A320 Propulsion Systems as set out in Subparagraph 1.3 below.

1.2       BASE PRICE OF THE AIRFRAME

1.2.1 The Base Price of the Airframe will be the sum of the Base Prices set forth below in (i), (ii) and (iii):

          (i) the Base Price of the Standard A320 Airframe, as defined in the A320-200 Standard Specification set forth in Appendix 1 to this Letter Agreement (excluding Buyer Furnished Equipment, A320 Propulsion Systems and SCNs), at delivery conditions prevailing in January 1998, which is:

                     US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and

          (ii) the Base Price of any and all SCNs mutually agreed upon prior to the signature of the Agreement and set forth in Appendix 2 to this Letter Agreement, at delivery conditions prevailing in January 1998, which is:

                     US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and

          (iii) the Base Price of seats and galleys, at delivery conditions prevailing in January 1998 in the amount of:

                     US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 2/App. 3-1

1.2.2 The Base Price of the Airframe of each A320 Aircraft will be revised to the actual delivery date of such A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 to the Agreement.

1.2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3       BASE PRICE OF THE A320 PROPULSION SYSTEMS

          The Base Price of the A320 Propulsion Systems is the sum of (i) and
          (ii) below:

          (i)  BASE PRICE OF THE A320 POWERPLANTS

               The Base Price of a set of A320 Powerplants and additional standard equipment at delivery conditions prevailing in January 1998, which is:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

               Said Base Price has been calculated with reference to the Reference Price indicated by CFMI International of US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in accordance with economic conditions prevailing in October 1985 (cpi 108.66).

               Said Reference Price is subject to adjustment to the date of delivery of the A320 Aircraft in accordance with the Powerplants Price Revision Formula set forth in Appendix 4 to this Letter Agreement.

          (ii) BASE PRICE OF NACELLES AND THRUST REVERSERS

               The Base Price of a set of two (2) nacelles and two (2) thrust reversers for the A320 Powerplants at delivery conditions prevailing in January 1998, which is:

                    US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

               Said Base Price is subject to adjustment to the date of delivery of the A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 to the Agreement.

                                    LA 2/App. 3-2

1.4       VALIDITY OF PROPULSION SYSTEMS PRICES

          It is understood that the prices cited above and the price revision formula referred to in Subparagraph 1.3 concerning the A320 Powerplants and related equipment have been confirmed by CFM International for A320 Aircraft with deliveries on or prior to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Thereafter, such prices and price revision formula remain subject to modifications that might be communicated by the Powerplant manufacturer to AVSA, the Manufacturer and/or Northwest.

2.        PURCHASE INCENTIVES

2.1 AVSA will provide to Northwest upon delivery of each A320 Aircraft the credit memoranda listed below in Subparagraphs {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, inclusive. Hereinafter, the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} are collectively referred to as the "AVSA A320 Credit Memoranda."

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 The AVSA A320 Credit Memoranda have been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Subclause 5.1 to the Agreement.

2.3 The AVSA A320 Credit Memoranda will, in each case and at Northwest's option, be

          (i) applied by AVSA against the Final Contract Price of each A320 Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

          (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or

          (iii) used by Northwest for the purchase of goods and services from AVSA or any of its Affiliates.

                                    LA 2/App. 3-3

                                                                    APPENDIX 4
                     POWERPLANTS PRICE REVISION FORMULA

l.        REFERENCE PRICE

          The Reference Price of a set of two (2) CFM International CFM 56-5A1 engines and additional equipment is as quoted in Subparagraph 1.3(i) of Appendix 3 to this Letter Agreement.

          This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Appendix 4.

2.        REFERENCE PERIOD - REFERENCE COMPOSITE PRICE INDEX

          The above Reference Price has been established in accordance with the economic conditions prevailing in October 1985 (April 1986 theoretical delivery conditions), as defined, according to CFM International, by the Reference Composite Price Index of 108.66

3.        REFERENCE INDEXES

          LABOR INDEX: "Aircraft Engines and Engine Parts," Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data: Hours and Earnings (Table B-15:
          Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

          MATERIAL INDEX (I): "Industrial Commodities" (hereinafter referred to as "IC-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

          MATERIAL INDEX (II): "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

          ENERGY INDEX: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percentage change for commodity groupings and individual items, not seasonally adjusted). (Base year 1982 = 100.)

                                 LA 2/App. 4-4

4.        REVISION FORMULA

                                CPIn
          Pn    =     Pb   x   ------
                               108.66

          Where

          Pn    =     Revised Reference Price of a set of two (2) engines at
                      delivery of the A320 Aircraft.

          Pb    =     Reference Price as defined above.

          CPIn  =     Composite Price Index for the sixth month prior to the
                      month of delivery of the A320 Aircraft.

               Said Composite Price Index is composed as follows:

          CPIn  =     0.55 (HEn   x 100) + 0.10 ICn + 0.25 MMPn + 0.10 EPn
                           ------
                           (11.16)

               Where

               HEn  =    HE SIC 3724 for the sixth month prior to the month
                         of delivery of the A320 Aircraft; the quotient
                         HEn/11.16 is rounded to the nearest third decimal place. The product by 0.55 is rounded to the nearest second decimal place.

               ICn  =    IC-Index for the sixth month prior to the month of
                         delivery of the A320 Aircraft.

               MMPn  =   MMP-Index for the sixth month prior to the month of
                         delivery of the A320 Aircraft. The product by 0.25 is rounded to the nearest second decimal place.

               EPn  =    EP-Index for the sixth month prior to the month of
                         delivery of the A320 Aircraft.

          The Composite Price Index shall be determined to the second decimal place. If the next succeeding decimal place is five (5) or more, the preceding decimal figure shall be raised to the next higher figure.

          The final factor shall be rounded to the nearest thousandth (3 decimals).

                                 LA 2/App. 4-5

5.        GENERAL PROVISIONS

5.1 The Revised Reference Price at delivery of the A320 Aircraft shall be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Appendix 4 or discontinues any of these indexes, AVSA shall, in agreement with CFM International, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

          Appropriate revision of the formula shall be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the sixth month prior to the scheduled delivery of the A320 Aircraft.

5.5 The Revised Reference Price at delivery of the A320 Aircraft in no event shall be less than the Reference Price defined in Paragraph 1 of this Appendix 4.

                                 LA 2/App. 4-6

                            LETTER AGREEMENT NO. 3




                                                    As of September 19, 1997




Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.        PREDELIVERY PAYMENTS

          AVSA hereby agrees to accept and Northwest agrees it will make Predelivery Payments in the manner set forth in this Letter Agreement.

2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}PREDELIVERY PAYMENTS

2.1       FIRM AIRCRAFT

          Upon execution of the Agreement and this Letter Agreement, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2       OPTION AIRCRAFT

2.2.1 In accordance with Subparagraph 2.4.1 of Letter Agreement No. 2 to the Agreement, Northwest will pay to AVSA an Option Fee upon each Option Exercise.

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.3 In the event that, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3.2 In the event that, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                 LA 3-2

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3.1 In addition {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in accordance with Paragraph 2.2 hereof, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.3 In respect of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4 Northwest confirms to AVSA that, as of the date hereof, its senior unsecured debt rating (as determined in accordance with the methodology set forth in the definition of "Applicable Eurodollar Margin" in the Credit Agreement dated as of December 15, 1995, as amended and restated as of October 6, 1996, among Northwest and various lending institutions (as attached hereto as Appendix 1) is the following:

          (i)  BB - as quoted by S&P (the "S&P Base Rating"), and,

          (ii) Ba2 as quoted by Moody's (the "Moody's Base Rating," and, together with the S&P Base Rating, collectively referred to as the "Base Ratings").

3.5 Northwest and AVSA agree that, in the event that prior to delivery {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                 LA 3-3

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} reasonably acceptable to AVSA.

          Further, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.        MISCELLANEOUS

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or

          (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 AVSA and Northwest acknowledge that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

                                 LA 3-4

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   /s/ M. Lascaux
                                   Its:  Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:   /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer

                                 LA 3-5

                                                                    APPENDIX 1

          "Applicable Eurodollar Margin" and "Applicable Commitment Fee Percentage" shall mean, as of any date of determination, the percentage set forth below under the appropriate heading corresponding to the senior unsecured debt rating of the Borrower {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

------------------------------------------------------------------------------------------------------------------------
           Senior Unsecured Debt Rating of       {CONFIDENTIAL MATERIAL OMITTED AND   {CONFIDENTIAL MATERIAL OMITTED AND
                    the Borrower                      FILED SEPARATELY WITH THE            FILED SEPARATELY WITH THE
 Level              (S&P/Moody's)                SECURITIES AND EXCHANGE COMMISSION   SECURITIES AND EXCHANGE COMMISSION
                                                      PURSUANT TO A REQUEST FOR            PURSUANT TO A REQUEST FOR
                                                       CONFIDENTIAL TREATMENT}              CONFIDENTIAL TREATMENT}
------------------------------------------------------------------------------------------------------------------------
   1      A- or higher or A3 or higher
------------------------------------------------------------------------------------------------------------------------
   2      BBB+ or Baa1
------------------------------------------------------------------------------------------------------------------------
   3      BBB  or Baa2
------------------------------------------------------------------------------------------------------------------------
   4      BBB- or Baa3
------------------------------------------------------------------------------------------------------------------------
   5      BB+  or Ba1
------------------------------------------------------------------------------------------------------------------------
   6      BB   or Ba2
------------------------------------------------------------------------------------------------------------------------
   7      BB-  or Ba3
------------------------------------------------------------------------------------------------------------------------
   8      lower than BB- or lower than Ba3
------------------------------------------------------------------------------------------------------------------------



{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          In the event either Rating Agency ceases to rate the Borrower's senior unsecured debt for any reason, then the rating of NWA by such Rating Agency with respect to the senior unsecured debt of NWA {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT

                          LA 3/App. 1-LA 3-1

TO A REQUEST FOR CONFIDENTIAL TREATMENT} shall be used for purposes of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} as the case may be.

          Any necessary adjustment in the Applicable Eurodollar Margin or the Applicable Commitment Fee Percentage, as the case may be, pursuant to the terms hereof shall become effective immediately upon any change in a Rating.

                          LA 3/App. 1-LA 3-2

                         LETTER AGREEMENT NO. 4


                                                    As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:  AIRCRAFT CUSTOMIZATION

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.        AIRCRAFT WEIGHTS

          AVSA will increase the maximum take-off weight ("MTOW") of each Aircraft that is an A319 type Aircraft from 64 metric tonnes as specified in Subclause 2.2 of the Agreement, to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} metric tonnes, subject to the provisions of this Paragraph 1.

          AVSA and Northwest will enter, as soon as feasible following execution of the Agreement, into an SCN applicable to all Firm Aircraft that are A319 type aircraft specifying such MTOW upgrade from 64 metric tonnes to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} metric tonnes (the "MTOW Upgrade SCN"). AVSA will make available the MTOW Upgrade SCN to Northwest at identical terms as provided in Paragraph 1 of this Letter Agreement for each Aircraft, other than Firm Aircraft, that is an A319 Aircraft.

          The price for the MTOW Upgrade SCN for each Aircraft that is an A319 model Aircraft is US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in January 1998 delivery conditions (dollars), subject to price revision in accordance with the Airframe Price Revision Formula. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.        ENGINE CONVERSION

2.1       ENGINE CONVERSION PRIOR TO DELIVERY

          Should Northwest wish to convert the CFM56-5A4 Powerplants into CFM56-5A5 Powerplants, on any of the A319 type Aircraft not yet delivered to Northwest, then AVSA will perform such conversion, provided that Northwest executes the associated SCN at least {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months prior to the month of delivery of the corresponding A319 Aircraft. Such SCN will identify the price difference of the Powerplants manufacturer's reference prices of the CFM56-5A4 Powerplants and the CFM56-5A5 Powerplants. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          Should Northwest request, on an exceptional basis, to convert the Powerplants of the Aircraft within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to the month of delivery of the corresponding A319 Aircraft, then AVSA will provide a quote for such Powerplant change upon Northwest's request.

                                     LA 4-2

2.2       ENGINE CONVERSION AFTER DELIVERY

          Should Northwest wish to convert the CFM56-5A4 Powerplants into CFM56-5A5 Powerplants, on A319 type Aircraft already delivered to Northwest pursuant to the Agreement, then AVSA will provide, upon receipt of Northwest's purchase order, the asscociated Service Bulletin at a price of US$ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, such price being quoted in January 1998 delivery conditions and to be revised in accordance with the Airframe Price Revision Formula. This Service Bulletin will cover the Airframe related modifications only, including the update of the applicable Aircraft Flight Manual as well as the applicable Airframe data plates. However, any changes in the prices of the Powerplants, and the Powerplant name plates are excluded from this quotation.

3.        CUSTOMIZATION

          The Base Prices of SCNs and seats and galleys as listed in Exhibit B to the Agreement are as stated in Subclauses 4.1.1.1(ii) and
          (iii) of the Agreement. Such Base Prices are exclusive of Buyer Furnished Equipment.

4.        AVSA FURNISHED EQUIPMENT / BUYER FURNISHED EQUIPMENT

4.1 Exhibit B to the Agreement includes certain BFE that is converted into SFE. Northwest and AVSA will, as soon as feasible after execution of the Agreement, enter into applicable SCN's with respect to those BFE to SFE conversions. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 At Northwest's election and within the leadtimes quoted in Appendix 1 to this Letter Agreement, Northwest may specify that certain Seller Furnished Equipment as listed in Appendix 1 hereto be purchased by Northwest, thus changing such Seller Furnished Equipment into Buyer Furnished Equipment. In the event that Northwest elects to change Seller Furnished Equipment into Buyer Furnished Equipment, AVSA and Northwest will execute an SCN reflecting Northwest's request and specifying the applicable credit amount listed in Appendix 1 hereto (the "SFE to BFE SCN"). Upon execution of the SFE to BFE SCN, AVSA will provide Northwest with a credit as stated in the SFE to BFE SCN for such change (the "SFE to BFE Credit").

4.3 The SFE to BFE Credit has been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

                                     LA 4-3

4.4 Upon delivery of each Aircraft, the SFE to BFE Credit will be applied by AVSA against the Final Contract Price of each Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.5 AVSA confirms {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for the provision, installation or handling of Seller Furnished Equipment converted to Buyer Furnished Equipment in accordance with this Paragraph 4.

4.6 Unless specified to the contrary herein, the terms of Clause 18 of the Agreement will apply to Seller Furnished Equipment that is converted to Buyer Furnished Equipment pursuant to this Paragraph 4.

4.7 The AVSA-Supplied Buyer Furnished Equipment in the Aircraft Customization as set forth in Exhibit B to the Agreement and in Appendix 3 to Letter Agreement No. 2 are {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.        SPECIFICATION CHANGES

5.1 Pursuant to the terms contained in this Paragraph 5, Northwest may chose to cancel certain SCNs listed in Exhibit B to the Agreement. The SCNs that may be so cancelled and applicable leadtimes for cancellation are listed in Appendix 2 hereto (the "Cancelable SCN(s)").

5.2 In the event that Northwest chooses to cancel the Cancelable SCN(s), Northwest will notify AVSA in writing of such request. Northwest and AVSA will execute an SCN (i) reflecting Northwest's request to eliminate the Cancelable SCN(s) from the Specification and (ii) specifying the applicable credit amount listed in Appendix 2 hereto (the "Cancellation SCN"). Further, upon execution of each Cancellation SCN, AVSA will provide Northwest with a credit for such change as listed in Appendix 2 hereto (the "Cancellation SCN Credit").

5.3 The Cancellation SCN Credit has been established in accordance with January 1998 delivery conditions (dollars) and will be revised to the actual delivery date of each Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

                                     LA 4-4

5.4 Upon delivery of each Aircraft, the Cancellation SCN Credit will be applied by AVSA against the Final Contract Price of each Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.        CERTAIN REGULATORY CHANGES

          Should AVSA be required pursuant to Subclause 3.4 of the Agreement to incorporate a change in the Specification of the Aircraft before delivery of an Aircraft to enable Northwest to obtain a Standard Airworthiness Certificate for such Aircraft by reason of the promulgation of any law or regulation applicable to the Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.

                                   By:   /s/ M. Lascaux
                                   Its:  Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.


By:   /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer

                                     LA 4-5

                                                                    APPENDIX 1

      SELLER FURNISHED EQUIPMENT TO BUYER FURNISHED EQUIPMENT CREDITS

Notification Leadtime: no later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months prior to delivery of the applicable Aircraft.

-----------------------------------------------------------------------------
 QUANTITY           DESCRIPTION/       VENDOR/            CREDIT AMOUNT
                    PART NUMBER        REMARKS            (1/98 DC)
-----------------------------------------------------------------------------
 {CONFIDENTIAL      {CONFIDENTIAL      {CONFIDENTIAL      {CONFIDENTIAL
 MATERIAL           MATERIAL           MATERIAL           MATERIAL
 OMITTED AND        OMITTED AND        OMITTED AND        OMITTED AND
 FILED              FILED              FILED              FILED
 SEPARATELY         SEPARATELY         SEPARATELY         SEPARATELY
 WITH THE           WITH THE           WITH THE           WITH THE
 SECURITIES         SECURITIES         SECURITIES         SECURITIES
 AND EXCHANGE       AND EXCHANGE       AND EXCHANGE       AND EXCHANGE
 COMMISSION         COMMISSION         COMMISSION         COMMISSION
 PURSUANT TO A      PURSUANT TO A      PURSUANT TO A      PURSUANT TO A
 REQUEST FOR        REQUEST FOR        REQUEST FOR        REQUEST FOR
 CONFIDENTIAL       CONFIDENTIAL       CONFIDENTIAL       CONFIDENTIAL
 TREATMENT}         TREATMENT}         TREATMENT}         TREATMENT}
-----------------------------------------------------------------------------

                              LA 4/App. 1-1

                                                                  APPENDIX 2

               CREDITS FOR ELIMINATION OF CUSTOMIZATION ITEMS

Notification Leadtime: no later than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} months prior to delivery of the applicable Aircraft

---------------------------------------------------------------
                                                    CREDIT
    RFC NO.                 TITLE                  (1/98 DC)
---------------------------------------------------------------
 {CONFIDENTIAL          {CONFIDENTIAL            {CONFIDENTIAL
 MATERIAL               MATERIAL                 MATERIAL
 OMITTED AND            OMITTED AND              OMITTED AND
 FILED                  FILED                    FILED
 SEPARATELY             SEPARATELY               SEPARATELY
 WITH THE               WITH THE                 WITH THE
 SECURITIES             SECURITIES               SECURITIES
 AND EXCHANGE           AND EXCHANGE             AND EXCHANGE
 COMMISSION             COMMISSION               COMMISSION
 PURSUANT TO A          PURSUANT TO A            PURSUANT TO A
 REQUEST FOR            REQUEST FOR              REQUEST FOR
 CONFIDENTIAL           CONFIDENTIAL             CONFIDENTIAL
 TREATMENT}             TREATMENT}               TREATMENT}
---------------------------------------------------------------

                              LA 4/App. 2-2

                               LETTER AGREEMENT NO. 5



                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:       RELIABILITY GUARANTEES

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

          AVSA, under its arrangement with the Manufacturer, has negotiated and obtained the following reliability guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Capitalized terms used in the following quoted provisions and not otherwise defined therein shall have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

1.        SCOPE, COMMENCEMENT, DURATION

          The reliability guarantees contained in this Letter Agreement (the "Guarantees") extend to the fleet of Aircraft operated by the Buyer (the "Guaranteed Aircraft"), shall commence with delivery of the first Aircraft and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.        DEFINITION

2.1       SCHEDULED DEPARTURE

          A "Scheduled Departure" is a departure of a Guaranteed Aircraft as set forth in the Buyer's time table, and any scheduled charter flight of a Guaranteed Aircraft.

2.2       CHARGEABLE EVENT

          A "Chargeable Event" will be deemed to have occurred when a Guaranteed Aircraft does not leave the gate within one (1) minute after its scheduled departure time for the Northwest delay code reasons listed below, as such delay codes are defined in Northwest Airlines' System Delay Code Bulletin dated December 31, 1996 (the "Codes"). These Codes may be changed during the Term, provided, however, that material changes in the Codes will be mutually agreed between the Buyer and the Seller.

          Included Codes:

          CIM  -    RESET / RECYCLE / EXERCISE COMPONENTS
          DFM  -    DEFERRAL
          EQM  -    EQUIPMENT CHANGE DUE TO MECHANICAL MALFUNCTION
          IRM  -    IRREGULAR ROUTING - MAINTENANCE
          LQM  -    LATE EQUIPMENT - MAINTENANCE
          MPM  -    PLANNED MAINTENANCE ROUTING
          MTM  -    MECHANICAL MALFUNCTION
          NOM  -    MAINTENANCE - CHECKED OK
          PAM  -    PASSENGER ACCOMMODATION - MAINTENANCE (provided that the
                    originating flight was an A319 aircraft)
          PCM  -    LATE MAINTENANCE - PASSENGER
          PRM  -    PART(S) ROBBED
          RBM  -    RETURN TO GATE DUE TO MAINTENANCE
          XOM  -    MAINTENANCE - CHECKED OK
          XRM  -    PART(S) ROBBED
          XTM  -    MECHANICAL MALFUNCTION
          XQM  -    EQUIPMENT MAINTENANCE

2.3       EXCLUSIONS

          The following will not be counted as Chargeable Events:

          - repetitive delays or cancellations that occur as a result of failure to apply correct trouble shooting procedures in accordance with the Trouble Shooting Manual; and

          -    delays attributable to the Propulsion Systems.

                                    LA 5-2

2.4       COMPLETION FACTOR

          The Completion Factor is the percentage of the completed scheduled arrivals of Guaranteed Aircraft, based on the Codes in Subparagraph
          2.2 hereof which start with "X".

2.5       ACHIEVED ON-TIME PERFORMANCE

          "Achieved On-Time Performance," expressed as a percent, shall be computed quarterly (a "Computation") for each calendar quarter (the "Computation Period") as follows:

                                Total number of Scheduled Departures
               Achieved         without Chargeable Events during the
               On-Time    =     Computation Period                        X 100
               Performance      -------------------------------------
                                Total number of  Scheduled Departures
                                during the Computation Period

3.        GUARANTEES

3.1       ACHIEVED ON-TIME PERFORMANCE GUARANTEE

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2       COMPLETION FACTOR GUARANTEE

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.3       INCREASE OF GUARANTEE LEVELS

3.3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 5-3

4.        BUYER'S AND SELLER'S OBLIGATION

4.1       BUYER'S AND SELLER'S OBLIGATIONS

          The Buyer's and Seller's specialists will meet, not later than three
          (3) months before delivery of the first Guaranteed Aircraft, to mutually agree on the details of the appropriate reporting procedure(s) for the Guarantees.

4.2       BUYER'S OBLIGATIONS

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3       SELLER'S OBLIGATIONS

          During the Term, the Seller will provide technical and operational analyses of delays and cancellations and will develop corrections intended to reduce delays and, in the event that the Achieved On-Time Performance or the Completion Factor fall below the guaranteed levels set forth in Paragraph 3 herein, the Seller shall, not later than six
          (6) months (where practicable) after notification by the Buyer and at no charge to the Buyer:

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.        SUSPENSION AND ADJUSTMENT

5.1       SUSPENSION OF GUARANTEES

          The provisions of the Guarantees will be suspended during any Computation Period during which:

          Rf < Ro - 0.5%

          Where:

          Ro is the dispatch reliability, expressed as a percentage, as computed by the Manufacturer and published in the "Quarterly Service Report," of the fleet of aircraft of the same type as the Guaranteed Aircraft operated by major airlines in the U.S., but excluding the Guaranteed Aircraft, during a Computation Period.

          Rf is the dispatch reliability, expressed as a percentage, as computed by the Manufacturer and published in the "Quarterly Service Report," of the Guaranteed Aircraft fleet during the same Computation Period.

                                    LA 5-4

5.2       ADJUSTMENT OF GUARANTEES

          Any significant certification, regulatory or Aircraft operation changes implemented by the Buyer that have a material adverse effect on the operational characteristics of the Guaranteed Aircraft shall be cause for reevaluation or adjustment of the guaranteed levels set forth in Paragraph 3 by mutual agreement between the Buyer and the Seller.

6.        REVIEW MEETINGS

6.1       SPECIALISTS' REVIEW MEETING

          An Achieved On-Time Performance / Completion Factor review meeting between the Seller's and the Buyer's representatives shall be scheduled at the end of each six (6) month period during the Term, or at more frequent intervals to be mutually agreed. Representatives of the Buyer and the Seller shall participate in the meeting and will:

          a)   review current Achieved On-Time Performance and Completion
               Factor,

          b)   review the correctness of Code and cancellation allocations,

          c)   review the Buyer's training levels set forth in Subparagraph 3.3,

          d)   consider corrective action, if required, and

          e) review any issues arising out of the implementation of the provisions of Paragraph 4 above.

6.2       RELIABILITY COUNCIL

          In recognition of the mutual benefits accruing to the Buyer and the Seller from Airbus aircraft reliability improvements, the Buyer and the Seller hereby establish a reliability council (the "Reliability Council") to improve the Achieved On-Time Performance and Completion Factor (as defined in this Letter Agreement) of all Airbus aircraft in the Buyer's fleet. The Reliability Council shall be comprised of

          (i) for the Buyer, the Senior Vice President - Technical Operations and Airport Affairs, the Vice President - Finance and Assistant Treasurer and the Vice President - Line Maintenance Operations, and

          (ii) on behalf of the Seller, the President of ASCO, and the President of Airbus Industrie of North America

          and such other members as the Buyer and Seller may agree.

          The Seller agrees to the Buyer's inviting the Propulsion Systems manufacturer to participate in the Reliability Council, it being understood that the participation of the

                                    LA 5-5

          Propulsion Systems manufacturer shall not be deemed to extend the Seller responsibilities under this Letter Agreement to Propulsion Systems matters and issues.

          During the Term, the Reliability Council shall meet quarterly to review the Buyer's Achieved On-Time Performance and Completion Factor and to devise strategies and programs to improve performance in these areas. At the end of the Term, the Buyer and the Seller shall mutually agree on further cooperation with respect to reliability matters.

          The Buyer and the Seller shall commit such resources of their respective organizations as are required to assure that the Reliability Council will be an effective tool for the purposes set forth above.

6.3       BUYER'S TARGET COMPLETION FACTOR

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.        LIABILITY LIMITATION

          The Seller's liability for failure to meet this Guarantee shall be governed solely by the terms of this Guarantee.

UNQUOTE

8. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 5-6

8.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

9.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 shall be void and of no force or effect.

                                    LA 5-7

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   /s/ M. Lascaux
                                   Its:  Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:   /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer

                                    LA 5-8

                               LETTER AGREEMENT NO. 6

                                                        As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:       A319-100 GUARANTEES

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

PART A    A319-100 PERFORMANCE GUARANTEES

          AVSA, under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. AVSA hereby guarantees to Northwest the performance by the Manufacturer of its obligations under these reliability guarantees and hereby assigns to Northwest, and Northwest hereby accepts, all of AVSA's rights and obligations as aforesaid under the said performance guarantees, and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest. Capitalized terms used in the following quoted provisions and not otherwise defined therein shall have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

          PREAMBLE

          A.  Assumptions:

               The guarantees defined below in this Part A are applicable at the time of delivery to each A319-100 Aircraft as described in the A319-100 Standard Specification Ref. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995, on the basis of the following assumptions:

               (i) Maximum Take Off Weight (MTOW) of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

               (ii) fitting of either

                    (x) the CFM International CFM56-5A4 engines (22,000 lbs thrust), or

                    (y) the CFM International CFM56-5A5 engines (23,500 lbs thrust),

                     except where otherwise noted.

          B.  Definitions:

               (i) For the purpose of this Part A of this Letter Agreement only, the term "Aircraft" is defined as any and all of the Airbus A319-100 model aircraft to be acquired by the Buyer under the Agreement.

               (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.        GUARANTEED PERFORMANCE

1.1.      SPEED

          The level flight airspeed at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds at a pressure altitude of 35,000 feet using maximum cruise thrust in ISA conditions shall not be less than a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 6-2

1.2       EN-ROUTE ONE ENGINE INOPERATIVE

          Each Aircraft shall meet FAR 25 regulations minimum en-route climb gradient (currently 1.1%) with one engine inoperative, the other operating at the maximum continuous thrust available at the altitude with air conditioning bleeds on, without anti-icing, at a gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds in the cruise configuration in ISA conditions, at a geometric altitude of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} feet.

1.3       TAKE-OFF DISTANCE

1.3.1 With respect only to Aircraft delivered with CFM56-5A4 engines, FAR take-off length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds at a start of ground run at sea level pressure altitude at ISA conditions shall not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} feet.

1.3.2 With respect only to Aircraft delivered with CFM56-5A5 engines, FAR take-off length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds at a start of ground run at sea level pressure altitude at ISA conditions shall not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} feet.

1.4       TAKE-OFF PERFORMANCE

1.4.1 With respect only to Aircraft delivered with CFM56-5A4 engines, FAR permissible take-off weight shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds in the following conditions (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}):

                                    LA 6-3

               Pressure altitude:                 {CONFIDENTIAL MATERIAL
                                                  OMITTED AND FILED
               Runway length:                     SEPARATELY WITH THE
                                                  SECURITIES AND EXCHANGE
               Slope:                             COMMISSION PURSUANT TO A
                                                  REQUEST FOR CONFIDENTIAL
               Obstacles:                         TREATMENT}

1.4.2 With respect only to Aircraft delivered with CFM56-5A5 engines, FAR permissible take-off weight shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds in the same conditions as set forth in Subparagraph 1.4.1 of Part A above (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

1.4.3 With respect only to Aircraft delivered with CFM56-5A4 engines, FAR permissible take-off weight shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds in the following conditions (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}):

               Pressure altitude:                 {CONFIDENTIAL MATERIAL
                                                  OMITTED AND FILED
               Runway length:                     SEPARATELY WITH THE
                                                  SECURITIES AND EXCHANGE
               Slope:                             COMMISSION PURSUANT TO A
                                                  REQUEST FOR CONFIDENTIAL
               Obstacles:                         TREATMENT}

1.4.4 With respect only to Aircraft delivered with CFM56-5A5 engines, FAR permissible take-off weight shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds in the same conditions as set forth in Subparagraph 1.4.3 of Part A above (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

                                    LA 6-4

1.5       SECOND SEGMENT CLIMB

          Each Aircraft shall meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of the ground run, at the altitude and temperature, and in the configuration of flap angle and take-off safety speed, required to comply respectively with the performance guaranteed in Subparagraph 1.3 and 1.4 of this Part A.

1.6       CLIMB PERFORMANCE

          Each Aircraft shall be capable of climbing from 1,500 feet to pressure altitude of 35,000 feet at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds in ISA conditions using a climb profile of 250/280kt CAS/M.076 with a minimum rate of climb of 300 feet per minute in {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} minutes.

1.7       LANDING DISTANCE

          FAR certified landing field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds at sea level pressure altitude shall not be greater than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} feet.

1.8       EXTERNAL NOISE

          Each Aircraft will comply with FAR Part 36 Amendment 9 and with ICAO Annex 16 Chapter 3 with cumulative margins from flyover, sideline, and approach of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} EPNdB.

2.        FUEL BURN GUARANTEE

2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft Specific Range

                                    LA 6-5

          The level flight specific range at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds at a pressure altitude of 35,000 feet operating at M.78 at ISA conditions shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles per pound of fuel for each Aircraft (the "Guaranteed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft Specific Range").

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Specific Range

          With respect to the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the level flight specific range at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds at a pressure altitude of 35,000 feet operating at M.78 at ISA conditions shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles per pound of fuel {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "Guaranteed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Specific Range").

3.        MISSION PAYLOAD RANGE GUARANTEE

3.1 Mission No. 1 - {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          Each Aircraft shall be capable of carrying a guaranteed payload of not less than

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for Aircraft delivered with CFM56-5A4 engines,

                                    LA 6-6

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for Aircraft delivered with CFM56-5A5 engines over an equivalent still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for a summer operation) when operated under the conditions described below.

          a)   Available takeoff weight is assumed to be

               (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for Aircraft delivered with CFM56-5A4 engines, and
               (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for Aircraft delivered with CFM56-5A5 engines.

          b) The destination airport conditions are such to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in the A319 Standard Specification referenced in the Preamble.

          Profile assumes the following:

          c) Allowance of 250 pounds for engine start and taxi out. Take-off and initial climb to 1,500 feet above airfield elevation with acceleration to climb speed in ISA conditions (two minutes time and fuel allowance). No distance credit for takeoff climb to 1,500 feet. Climb from 1,500 feet above airfield elevation up to a cruise altitude using maximum climb thrust and cruise at a pressure altitude of 39,000 feet at a fixed Mach number of 0.78 and descent to 1,500 feet above airfield elevation are conducted in ISA conditions. Climb speeds to be used should be 250kt/280kt/M76 and descent speeds should be M76/250kt to 1500 feet. An allowance of 300 pounds of fuel is assumed for approach and landing at the destination and also includes an allowance for maneuvering fuel. No distance credit for approach and landing and maneuvering.

                                    LA 6-7

          d) Stage distance is defined as the distance covered during climb, cruise, and descent as described in c. above.

          e) Trip fuel is defined as the fuel used during take-off and initial climb, climb, cruise, descent, approach and landing and maneuvering as described in c. above.

          f) Total fuel required shall not exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds. Total fuel required is defined as taxi out allowance, trip fuel, and fuel on landing as described in (g) below.

          g) At the end of approach and landing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds of fuel shall remain in the tanks.

          h) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Manufacturer's Weight Empty plus the following fixed allowances:

                    {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for customer changes {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for operator items

3.2. Mission No. 2 -{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          Each Aircraft shall be capable of carrying a guaranteed payload of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds over an equivalent still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for a winter operation) when operated under the conditions described below.

                                    LA 6-8

          a) Available takeoff weight is assumed to be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds.

          b) The destination airport conditions are such to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in the A319 Standard Specification referenced in the Preamble.

          Profile assumes the following:

          c) Allowance of 250 pounds for engine start and taxi out. Take-off and initial climb to 1,500 feet above airfield elevation with acceleration to climb speed in ISA conditions (two minutes time and fuel allowance). No distance credit for takeoff climb to 1,500 feet. Climb from 1,500 feet above airfield elevation up to a cruise altitude using maximum climb thrust and cruise at a pressure altitude of 35,000 feet stepping to 39,000 feet at a fixed Mach number of 0.78 and descent to 1,500 feet above airfield elevation are conducted in ISA conditions. Climb speeds to be used should be 250kt/280kt/M76 and descent speeds should be M76/250kt to 1500 feet. An allowance of 300 pounds of fuel is assumed for approach and landing at the destination and also includes an allowance for maneuvering fuel. No distance credit for approach and landing and maneuvering.

          d) Stage distance is defined as the distance covered during climb, cruise, and descent as described in c. above.

          e) Trip fuel is defined as the fuel used during take-off and initial climb, climb, cruise, descent, approach and landing and maneuvering as described in (c) above.

          f) Total fuel required shall not exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds. Total fuel required is defined as taxi out allowance, trip fuel, and fuel on landing as described in (g) below.

          g) At the end of approach and landing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds of fuel shall remain in the tanks.

          h) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual Manufacturer's Weight Empty plus the following fixed allowances:

                                    LA 6-9

                    {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for customer changes {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for operator items

4.        WEIGHT GUARANTEES

4.1       MANUFACTURER'S WEIGHT EMPTY

          The Seller guarantees that the Manufacturer's Weight Empty (as defined in the A319-100 Standard Specification set forth in the Preamble) of each Aircraft, which will be derived from the weighing of each Aircraft, shall not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for any individual Aircraft and shall not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2       STRUCTURAL USABLE LOAD

          The Seller guarantees that the excess of the Maximum Zero Fuel Weight (as defined in the A319 Standard Specification set forth in the Preamble) of each Aircraft over the Operating Weight Empty (as defined below) of such Aircraft shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for any individual Aircraft and shall not be less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          Operating Weight Empty is the sum of the Manufacturer's Weight Empty (as defined in the Type Specification set forth in the Preamble) plus the following fixed allowances:

                                    LA 6-10

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for customer changes {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds for operator items

5.        GENERAL GUARANTEE CONDITIONS

5.1.      AIRCRAFT CONFIGURATION

          Seller reserves the right to make reasonable and appropriate adjustments to the guarantees set forth in this Part A for any configuration change or deviation from the A319-100 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A319-100 Standard Specification change or deviation.

5.2.      PERFORMANCE DEFINITIONS

5.2.1. Performance and noise certification rules will be those required to obtain FAR certification under the FAA Airworthiness Code as defined in the Type Specification.

5.2.2. All performance data is based on the International Standard Atmosphere and specified variations. Unless otherwise stated all altitudes are pressure altitudes.

5.2.3. Unless otherwise stated, take-off and landing performance is based upon a hard, smooth, dry and level runway surface with zero wind.

5.2.4. Take-off and landing performance is based on the brakes and tires as specified in the aircraft configuration defined in the Preamble.

5.2.5. Devices such as flaps, landing gear, speed brakes, wheel brakes, anti-skid and engines will be employed in the manner which provides the best performance standard consistent with approved operations.

5.2.6. All guaranteed performance in this Part A is based upon no air bleed from the engines for airframe or engine anti-icing.

5.2.7. For take-off and take-off climb performance, landing and landing climb performance, no air will be bled from the engine for air conditioning.

5.2.8. For en route performance, engine bleeds consistent with normal operation of the air conditioning system, including recirculation, are assumed.

                                    LA 6-11

5.2.9. Normal electrical services will be in use consistent with the typical load schedule given in the A319 Standard Specification.

5.2.10. All guaranteed performance in this Part A assumes the use of approved fuel with a Lower Heating Value (the "LHV") of 18,590 BTU/lb. and with a specific gravity of 6.7 pounds / gallon as such.

5.3.      COMPLIANCE

5.3.1. The Seller shall provide to Buyer a guarantee compliance report providing the compliance data for each Aircraft immediately prior to acceptance of the Aircraft by the Buyer (the "Guarantee Compliance Report") {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.2. Compliance with the en-route one engine inoperative, takeoff distance, takeoff performance, second segment climb, landing distance, and external noise guarantees will be demonstrated with reference to performance data contained in the approved Flight Manual.

          Compliance with climb performance and speed will be demonstrated with reference to the IFP.

5.3.3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.4. The actual {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft specific range, used for determining compliance with the fuel burn and mission payload guarantees, will be defined as the IFP performance level corrected by the Correction Factor.

5.3.5. The actual {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} specific range, used for determining compliance with the fuel burn guarantee, will be defined upon delivery of each individual Aircraft as the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                    LA 6-12

5.3.6.    FUEL BURN GUARANTEE COMPLIANCE

          Compliance with the fuel burn guarantees shall be determined as follows:

          (i) with respect to each Aircraft, if its actual {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft specific range meets the guarantee level set forth in Subparagraph 2.1 of this Part A.

          (ii) with respect to the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, if, upon delivery of any Aircraft, the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} specific range meets the guarantee level set forth in Subparagraph 2.2 of this Part A. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.7 Compliance with the mission payload guarantees will be based on the actual {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft specific range as defined in Section
          5.3.4 of this Part A and the actual Manufacturer's Weight Empty of the applicable Aircraft as determined pursuant to Subparagraph 5.3.8 of this Part A.

5.3.8 Compliance with the weight guarantees shall be demonstrated with reference to a weight compliance report.

6.        ADJUSTMENT OF GUARANTEES

          Should any change be made to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency subsequent to the date of the Agreement, and should such Rule Change (i) affect the Aircraft configuration or performance or both, and (ii) be required to obtain the Standard Airworthiness Certificate, the guarantees set forth herein shall be appropriately modified to reflect the effect(s) of any such Rule Change(s).

7.        EXCLUSIVE GUARANTEES

          The guarantees set forth in this Part A supersede any similar guarantees from AVSA that may be stated in the A319 Standard Specification or any other document, except for the guarantees set forth in Part B to this Letter Agreement.

                                  LA 6-13

8.        REMEDIES

8.1       GENERAL

8.1.1 In the event that the Seller fails to demonstrate compliance by one or more Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, with any of the guarantees set forth in this Part A, the Seller shall

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.1.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.1.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.1.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2       FUEL BURN

          The Compensation for failure to comply with either the guarantee set forth in Subparagraph 2.1 or Subparagraph 2.2 of Part A of this Letter Agreement shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6-14

8.2.1 Deficiency of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft

          In the event that an {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft fails to comply with the guarantee set forth in Subparagraph 2.1 of this Part A, the amount of Compensation {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2.2 Deficiency of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          In the event that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part A, the amount of Compensation {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3       PAYLOAD

          The Compensation for failure to comply with either the guarantees set forth in Subparagraph 1.3, 1.4, Paragraph 3 or Subparagraph 4.2 of Part A of this Letter Agreement shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3.1     MISSION PAYLOAD RANGE

          In the event that any Aircraft fails to meet either of the mission payload range guarantees in Paragraph 3 of this Part A, the amount of Compensation {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3.2     STANDARD USABLE LOAD

          In the event that any Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} fail to meet the guarantee levels specified in Subparagraph 4.2 of this Part A, the Compensation shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6-15

8.3.3     TAKE-OFF

          In the event that an Aircraft fails to meet the take-off guarantees set forth in Subparagraph 1.3 or 1.4 of this Part A, the amount of Compensation shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft. With respect to Subparagraph 1.4 of this Part A, the amount of Compensation hereunder shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3.4     LANDING

          In the event that an Aircraft fails to meet the landing guarantee set forth in Subparagraph 1.7 of this Part A, the amount of Compensation shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, provided that the Buyer demonstrates to the Seller that such deficiency adversely impacts the Buyer's operation of the affected Aircraft.

8.4       MANUFACTURER'S WEIGHT EMPTY

          In the event that the Manufacturer's Weight Empty (MWE) of an {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft or of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} exceeds the guarantee levels specified in Subparagraph 4.1 of this Part A, the amount of Compensation shall be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.5       LIMITATIONS AND CONDITIONS

          (i) The Seller shall have the right to review and verify data collected by the Buyer which is provided to Seller for Seller to perform the calculations of Compensation due hereunder.

          (ii) If at any time following delivery of an Aircraft the Seller restores the required performance level of an Aircraft which has initially failed to meet the performance guarantee requirements of Paragraphs 1, 2, 3, or 4 of this Part A, and the Seller demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A, all payments of Compensation required under this Part A with respect to such initial failure shall cease and the Seller shall have no further obligation to the Buyer under this Part A for such initial failure in respect of such Aircraft. Seller shall demonstrate compliance by {CONFIDENTIAL MATERIAL OMITTED AND FILED
                                  LA 6-16

                SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, gathering data and producing a Guarantee Compliance Report which demonstrates compliance for such specific Aircraft in accordance with the applicable compliance provisions of this Part A.

                The compliance level achieved by such Aircraft shall be taken into account for all {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} calculations for the purposes of this Part A.

          (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iv)  {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (v) The Seller's maximum liability {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                CONFIDENTIAL TREATMENT}.

          (vi) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} as aforesaid shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part A ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}), but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller.

UNQUOTE

                                  LA 6-17

PART B {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          AVSA, under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. AVSA hereby guarantees to Northwest the performance by the Manufacturer of its obligations under these reliability guarantees and hereby assigns to Northwest, and Northwest hereby accepts, all of AVSA's rights and obligations as aforesaid under the said performance guarantees, and AVSA subrogates Northwest into all such rights and obligations in respect of the Aircraft. AVSA hereby warrants to Northwest that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of Northwest and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of Northwest.
          Capitalized terms used in the following quoted provisions and not otherwise defined therein shall have the meanings assigned thereto in the Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to AVSA.

QUOTE

          PREAMBLE

          A.   Assumptions:

               The guarantees defined below in this Part B are applicable to A319-100 Aircraft as described in the A319-100 Standard Specification Ref. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995, on the basis of the following assumptions:

               (i) Maximum Take Off Weight (MTOW) of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

               (ii) fitting of either

                    (x) the CFM International CFM56-5A4 engines (22,000 lbs thrust), or

                    (y) the CFM International CFM56-5A5 engines (23,500 lbs thrust),

                     except where otherwise noted.

                                  LA 6-18

          B.  Definitions:

               (i) For the purpose of this Part B of this Letter Agreement only, the term "Aircraft" is defined as any and all of the Airbus A319-100 model aircraft to be acquired by the Buyer under the Agreement.

               (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.        GENERAL PROVISIONS

1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2 The {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Guarantees in this Part B are contingent upon:

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.        FUEL BURN GUARANTEE

2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (expressed as a percentage) determined in accordance with the In-Flight Performance Program (IFP) to be supplied by the Seller.

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          The Seller guarantees to the Buyer that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} shall not be worse than the IFP {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

                                  LA 6-19

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.        MISSION PAYLOAD GUARANTEE

          The {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} as stated in paragraph 2.2 of this part B shall allow the carrying of a guaranteed payload of not less than:

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          over an equivalent still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (assumed representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for a winter operation) when operated under the conditions described below.

          a) In case of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} as stated in Subparagraph 2.2 of this Part B is modified according to Subparagraph 1.3 of this Part B, the above guaranteed payload shall be modified accordingly, using the following relationship:

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          b) Available takeoff weight is assumed to be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds.

          c) The destination airport conditions are such to allow the required landing weight to be used without performance restrictions and without exceeding the Maximum Landing Weight as defined in Type Specification referenced in the Preamble.

                                  LA 6-20

          Profile assumes the following:

          d) Allowance of 250 pounds for engine start and taxi out. Take-off and initial climb to 1,500 feet above airfield elevation with acceleration to climb speed in ISA conditions (two minutes time and fuel allowance). No distance credit for takeoff climb to 1,500 feet. Climb from 1,500 feet above airfield elevation up to a cruise altitude using maximum climb thrust and cruise at a pressure altitude of 35,000 feet stepping to 39,000 feet at a fixed Mach number of 0.78 and descent to 1,500 feet above airfield elevation are conducted in ISA conditions. Climb speeds to be used should be 250kt/280kt/M76 and descent speeds should be M76/250kt to 1500 feet. An allowance of 300 pounds of fuel is assumed for approach and landing at the destination and also includes an allowance for maneuvering fuel. No distance credit for approach and landing and maneuvering.

          e) Stage distance is defined as the distance covered during climb, cruise, and descent as described in (d) above.

          f) Trip fuel is defined as the fuel used during take-off and initial climb, climb, cruise, descent, approach and landing and maneuvering as described in (d) above.

          g) Total fuel required shall not exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds. Total fuel required is defined as taxi out allowance, trip fuel, and fuel on landing as described in (h) below.

          h) At the end of approach and landing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds of fuel shall remain in the tanks.

          i) The mission payload guarantee is based on an Operating Weight Empty (OWE) composed of the actual {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Manufacturer's Weight Empty (MWE) as demonstrated at delivery {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (but in no event more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} pounds), plus the following fixed allowances:

                    {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                                  LA 6-21

4.        GENERAL GUARANTEE CONDITIONS

4.1.      AIRCRAFT CONFIGURATION

          Seller reserves the right to make reasonable and appropriate adjustments to the guarantees in this Part B for any configuration change or deviation from the A319 Standard Specification which is agreed between Buyer and Seller subsequent to the date hereof, provided that any such adjustment is made contemporaneously with such A319 Standard Specification change or deviation.

4.2.      COMPLIANCE

4.2.1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.4. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.5. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.6. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.7. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2.8 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6-22

5.        REMEDIES

5.1       GENERAL

5.1.1 In the event that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} exceeds the guaranteed levels set forth in Subparagraph 2.2 of this Part B, then the Buyer and the Seller,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.1.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2 FUEL BURN-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          In the event that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} fails to comply with the guarantee set forth in Subparagraph 2.2 of this Part B, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3       MISSION PAYLOAD RANGE

          In the event that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} fails to meet the mission payload range guarantee set forth in Paragraph 3 of this Part B, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6-23

5.4       LIMITATIONS AND CONDITIONS

          (i) The Seller shall have the right to review and verify data collected by the Buyer which is provided to Seller for Seller to perform the calculations of compensation due hereunder.

          (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iii) The Seller's maximum liability{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (iv) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (v) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} shall be deemed to settle any and all claims and remedies of the Buyer against the Seller under this Part B, but shall not settle or modify in any respect any other claim or remedy of the Buyer against the Seller.

          (vi) The intent of Part B of this Letter Agreement is to provide benefits to the Buyer as a result of the failure of the Buyer's Aircraft ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) to achieve the performance level stipulated in the guarantees set forth in this Part B. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under Part A of this Letter Agreement as a result of the same failure. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          (vii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

UNQUOTE

                                  LA 6-24

PART C                             GENERAL CONDITIONS

1.        NORTHWEST ACCEPTANCE OF PERFORMANCE GUARANTEES

          In consideration of the assignment and subrogation by AVSA under Part A and Part B of this Letter Agreement in favor of Northwest in respect of AVSA's rights against and obligations to the Manufacturer under the provisions quoted above, Northwest hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

2.        EXCLUSIVE LIABILITIES

          SUBJECT TO SUBPARAGRAPH 8.5 (vi) OF PART A OF THIS LETTER AGREEMENT AND SUBPARAGRAPH 5.4 (v) OF PART B OF THIS THIS LETTER AGREEMENT, THIS LETTER AGREEMENT SETS FORTH THE EXCLUSIVE GUARANTEES, WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF AVSA, AND THE EXCLUSIVE REMEDIES AVAILABLE TO NORTHWEST, ARISING FROM ANY FAILURE OF ANY AIRCRAFT {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} TO DEMONSTRATE COMPLIANCE WITH ANY OF THE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM AVSA'S NEGLIGENCE, ACTUAL OR IMPUTED, INTENTIONAL ACT, OR STRICT LIABILITY AND ANY OBLIGATION OR LIABILITY OF AVSA OR ANY RIGHT, CLAIM OR REMEDY OF NORTHWEST FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISION SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS PARAGRAPH C.2 SHALL REMAIN IN FULL FORCE AND EFFECT. THE PERFORMANCE GUARANTEES SET FORTH IN THIS LETTER AGREEMENT NO. 6 SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY AVSA AND NORTHWEST.

                                  LA 6-25

4.        ASSIGNMENT

          Notwithstanding any other provisions hereof or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder shall not be assigned or transferred in any manner without the prior written consent of AVSA and any attempted assignment or transfer in contravention of the provisions of this sentence shall be void and of no force and effect, PROVIDED however that the consent of AVSA shall not be necessary for an assignment by Northwest of its rights hereunder to any Affiliate of Northwest if prior to or concurrently with such assignment (x) Northwest executes and delivers to AVSA an instrument in writing confirming to AVSA that Northwest remains liable for all obligations, liabilities and responsibilities of the "Buyer" hereunder and (y) such Affiliate executes and delivers to AVSA an instrument in writing confirming to AVSA that such Affiliate assumes all obligations, liabilities and responsibilities of the "Buyer" hereunder and agrees that it will remain an Affiliate of the "Buyer" so long as any Aircraft subject to such assignment remains to be delivered under the Agreement.

          If the foregoing terms and conditions are satisfactory, please indicate your acceptance thereof by signing in the place indicated below.


                                        Very truly yours,
                                        AVSA, S.A.R.L.




                                        By:  /s/ M. Lascaux
                                        Its:  Director Contracts



Agreed and Accepted

NORTHWEST AIRLINES, INC.




By:  /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer

                                  LA 6-26

                                                                     APPENDIX 1

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6/App. 1-1

                                                                     APPENDIX 2

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6/App. 1-2

                                                                     APPENDIX 3

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                  LA 6/App. 3-1

                                LETTER AGREEMENT NO. 7



                                                       As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:       OTHER MATTERS

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319 Purchase Agreement, dated as of even date herewith including all exhibits, appendixes and letter agreements thereto (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:  /s/ M. Lascaux
                                   Its:  Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  /s/ M. D. Powers
Its: Vice President - Finance and Assistant Treasurer

                                      LA 7-2

                               LETTER AGREEMENT No. 8


                                                       As of September 19, 1997



Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121


Re: A319-100 AIRCRAFT FINANCING {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

Dear Ladies and Gentlemen:

         Northwest Airlines, Inc. ("NWA") and AVSA, S.A.R.L. ("AVSA") have entered into an Airbus A319-100 Purchase Agreement dated as of even date herewith (the "Agreement") which covers, among other matters, the sale by AVSA and the purchase by NWA of certain A319-100 aircraft (the "Aircraft") as described in the specifications annexed to said Agreement. NWA and AVSA have agreed to set forth in this Letter Agreement (this "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft provided for in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Capitalised terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The term "Lender" shall mean each of AVSA or an affiliate of AVSA (for which purposes Airbus Finance Company Limited ("AFC") or any of its affiliates will be treated as an affiliate).

This Letter Agreement shall not constitute part of the Agreement, but shall be a separate and independent contract of financial accommodation.

A.        Aircraft Financing

1         Availability

          1.1 In determining the cost of financing for NWA at delivery of each Aircraft, exposure under certain other financing arrangements between NWA and Airbus Industrie and its affiliates (for which purposes AFC or any of its affiliates will be treated as an affiliate) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT} will be taken into account. It will be assumed, for the purposes of calculating {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

               THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} under the facility outlined herein, at time of delivery of each Aircraft that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}
               (b) the unamortised principal balance at the time under the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (c) amounts of initial principal drawn but not fully repaid under the financing support outlined in {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} drawn but not fully repaid in respect of each Aircraft delivered and financed under the facility described herein.

          1.2 Further, for the purposes of determining {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} at time of delivery of each Aircraft will be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to such time. In the event that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} is successful in restructuring in full the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, then the amount of exposure for the purposes of calculating {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} under the facility described herein will be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} value per A320 aircraft.

          1.3  For the purposes of determining  {CONFIDENTIAL MATERIAL
               OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of the facility under Sub-paragraph 4.2 below, amortisation of delivered and financed Aircraft under the facility will be disregarded. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A

                                   LA 8-2

               REQUEST FOR CONFIDENTIAL TREATMENT} in respect of any of the Aircraft will not be taken into account in determining {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} under the facility described herein. For the avoidance of doubt, Option Aircraft or Roll-Over Option Aircraft subsequently converted to Firm Aircraft (as defined in the Agreement) or Converted Aircraft (as defined in the Agreement) will not be covered by the facility described herein.

2.0       Election of Financing

          Subject to the terms and conditions set forth herein, and, in particular to the terms of Paragraph 1.0 above, NWA may elect, with respect to any of the Aircraft or Converted Aircraft up to a maximum of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft from the initially firmly ordered {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, by informing AVSA in writing at least {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to delivery of such Aircraft to use the facility offered by AVSA as set forth in this section A. NWA may select either of the short or long term debt alternatives in respect of any Aircraft by providing written notice to AVSA no less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to scheduled delivery of each such Aircraft (the "Preliminary Notice Date"). NWA will be required to provide final written irrevocable notice (the "Final Notice Date") no less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} prior to scheduled delivery of such Aircraft. In the event that NWA fails to give notice of its election to AVSA by the Preliminary Notice Date then AVSA will automatically be obliged to provide {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (as defined below) in respect of such Aircraft (unless NWA elects at such time to defer its decision to take {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT} accordance with the terms of section {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
          THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} below) and to provide or arrange the short-term debt alternative outlined below in Paragraph 5.0 in respect of such Aircraft under the terms hereunder outlined. Notwithstanding the

                                   LA 8-3
          foregoing, and in order to facilitate administrative planning, AVSA will be entitled to enquire of NWA from time to time and in advance of the Preliminary Notice Date as to NWA's likely intentions with regard to the financing of a relevant Aircraft. NWA hereby undertakes to provide a good faith response to any such enquiry which will not be binding on its ultimate intentions.

3.0       Powerplants Manufacturer

          CFMI will be responsible for providing financing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in respect of every {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft for which NWA will have elected to have supported. AVSA will be responsible for arranging financing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in respect of every {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Aircraft for which NWA will have elected to have supported. For the avoidance of doubt, the order in which such support is to be furnished by AVSA and CFMI will be the sequence in which NWA takes delivery and requests such support rather than the applicable delivery position number.

4.0       The Facility

          4.1  Structure

               If NWA gives AVSA timely notice of its election with respect to any Aircraft, as provided in Paragraph 2.0 above, to use the financing set forth in this Paragraph 4.0, then AVSA will provide, or arrange for a Lender to provide, on the terms set forth below, a secured long-term debt financing (each an "A319 Long-Term Credit") of such Aircraft to NWA. NWA will be the borrower or lessee under the A319 Long-Term Credit. The amount of debt to be arranged or provided in any transaction shall not exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of such Aircraft. The A319 Long-Term Credit financing may, at NWA's option, take either of the following forms, or a combination thereof:

                                   LA 8-4

               (i) Senior secured financing pursuant to structures which provide Section 1110 protection; {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL}; or

               (ii) Structured as {CONFIDENTIAL MATERIAL OMITTED AND FILED
                    SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          4.2  Interest Rate

               (i) The rate of interest applicable to each A319 Long-Term Credit will be determined as set forth below:

               The prevailing rate (expressed as {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT} could borrow the same amount with the same tenor and on comparable terms and security {CONFIDENTIAL MATERIAL
               OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT} will be the "AVSA Benchmark Rate" wise, the prevailing rate (expressed as {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} at which NWA could borrow the same amount with the same tenor and on comparable terms and security at the same time {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

               The rate of interest applicable to a particular A319 Long-Term Credit will be the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

               (ii) Interest will be payable {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in the case of an A319 Long-Term Credit pursuant to Sub-paragraph 4.1 (i) hereof or {CONFIDENTIAL MATERIAL OMITTED AND

                                   LA 8-5

               FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in the case of Sub-paragraph 4.1 (ii) hereof. Such interest payments will be made on the same dates as installments of principal are payable.

          4.3  Financing Term

               NWA may elect that each A319 Long-Term Credit may extend for any term up to a maximum of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} commencing upon delivery of the relevant Aircraft. Amortisation of the principal balance of each A319 Long-Term Credit will be on the basis of a {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. An A319 Long-Term Credit pursuant to Sub-paragraph 4.1 (ii) utilised in a {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4       Transfer and Assignment

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. NWA hereby agrees to cooperate with each Lender to accommodate the efforts of the Lender to transfer, resell, assign or securitise the Financing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Each Lender will reimburse NWA's reasonable and adequately documented external legal and investment bank fees and expenses in respect of any resale, assignment, transfer, or securitisation.

               (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

               (ii) If an initial Lender desires to effect the resale,
                    transfer or securitisation transaction in a registered public offering in the United States, NWA hereby agrees to cooperate in the preparation and filing of such registration statements and other documents and to take such other actions as may reasonably be requested by the Lender in order to assist in the prompt completion of such public offering.

                                   LA 8-6

               (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                (iv) In furtherance of any of the matters covered by this
                     Sub-paragraph 4.4, AVSA, each Lender and NWA shall undertake in good faith to define a mutually beneficial process by which the parties would coordinate each Lender's efforts to transfer debt or debt securities with NWA's plans and efforts to raise capital.

5.0       Short-Term Debt Financing

          If NWA gives AVSA timely notice of its election with respect to any Aircraft, as provided in Paragraph 1 above, to use the financing alternative set forth in this Paragraph 5, then AVSA will provide, or arrange, on the terms set forth below, a secured short-term debt financing (an "A319 Short-Term Credit") of such Aircraft to NWA. The amount of debt to be arranged or provided in any such A319 Short-Term Credit transaction shall not exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The term of an A319 Short-Term Credit will not exceed {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} from delivery of the relevant Aircraft. Interest will accrue and be paid {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} by NWA at the rate of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Notwithstanding the foregoing, NWA may select on a per Aircraft basis {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} as the interest base for the term of the A319 Short-Term Credit at least {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The principal balance of such financing will {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In consideration, the Lender will be granted {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Terms and conditions of the financing will conform to those applicable to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH

                                   LA 8-7

          THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, as appropriately modified in the definitive documentation. The documentation will contain customary terms regarding {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.0       Replacement Long-Term Debt Financing

          In the event that in respect of any Aircraft NWA does not elect at delivery to take an A319 Long-Term Credit then at any time, subject to written notice from NWA to AVSA of at least {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "A319 Replacement Long-Term Credit Notice Date"), AVSA will provide a {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} long-term debt financing (an "A319 Replacement Long-Term Credit") to NWA in order to replace in full an A319 Short-Term Credit or {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in respect of such Aircraft. Notwithstanding the foregoing, however, and in order to facilitate administrative planning, AVSA will be entitled to enquire of NWA from time to time and in advance of the A319 Replacement Long-Term Credit Notice Date as to NWA's likely intentions with regard to the financing of a relevant Aircraft. NWA hereby undertakes to provide a good faith response to any such enquiry which will not be binding on its ultimate intentions. Such A319 Replacement Long-Term Credit will be available to be drawn {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and will be provided on substantially the same terms as {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for such Aircraft except in the following ways:

          A) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

          B) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; and

          C) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                   LA 8-8

7.0       Financing Arrangements

          Each A319 Long-Term Credit, A319 Short-Term Credit or A319 Replacement Long-Term Credit (each a "Financing"), as appropriate, shall be arranged on terms consistent with this Letter Agreement and as subsequently negotiated among AVSA, NWA and the Lender. The documentation will contain customary terms regarding {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The documentation will also contain customary terms regarding {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, as appropriate.

          7.1  Transaction Expenses and Conditions

               NWA will pay the Lender's reasonable and adequately documented external transaction expenses in relation to the Financing which will be reimbursed by NWA at {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In the event, however, that NWA selects {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in the context of the A319 Long-Term Credit, then the Lender shall agree that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
               PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} may be treated as financed transaction expenses in such {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In the event that NWA requests an A319 Long-Term Credit in respect of an Aircraft at the Preliminary Notice
               Date but decides at the Final Notice Date not to pursue this option, NWA will reimburse all AVSA's reasonable external legal expenses actually incurred and associated with the establishment and negotiation of such A319 Long-Term Credit for the period between the Preliminary Notice Date and the Final Notice Date.

               The Financing will reflect market terms and conditions. In the event that AVSA and NWA have a disagreement as to market terms and conditions, NWA and AVSA will consult {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in order to resolve such disagreement.

                                   LA 8-9

               Each Financing will contain appropriate conditions precedent {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (in the case of an A319 Long-Term Credit and an A319 Short-Term Credit) and/or, as appropriate,
               (ii) draw down of an A319 Replacement Long-Term Credit {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          7.2  Quiet Enjoyment

          (A) Each Lender will covenant to NWA that it shall not, through its own actions or inactions, interfere with, or suffer to exist with respect to the Aircraft any lien attributable to the Lender which might interfere with, NWA's (or any permitted sub-lessee's or lessee's) continued possession, use and operation of, and quiet enjoyment (including, without limitation, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) of, the Aircraft during the term of the Financing in accordance with the terms thereof so long as NWA shall not have been duly declared, or deemed to be declared, in default pursuant to the Financing.

          (B) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          (C) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          7.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

               {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                                   LA 8-10

8.0       Other Terms and Conditions

          Terms and Conditions applicable to each Financing shall include the following:

          8.1  Insurance

               NWA will provide insurance (including public liability, property damage, war risk and hijacking insurance) with respect to the Aircraft against risks customarily insured against by NWA for similar aircraft, PROVIDED that public liability and property damage insurance shall be in an amount of at least {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} per occurrence. NWA will also provide all-risk hull insurance in an amount equal to the outstanding principal balance from time to time (subject to self-insurance described below). NWA will retain the right to insure the Aircraft for amounts in excess of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

               NWA may self insure by way of deductible, premium adjustment or franchise provisions or otherwise, but in no case shall the aggregate amount of self-insurance with respect to public liability, property damage and all-risk hull insurance exceed during any policy year, with respect to all of the aircraft in NWA's fleet (including, without limitation, the Aircraft), {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

               If at any time the Aircraft is not covered by insurance as required by the preceding paragraph NWA may not operate the Aircraft and must maintain ground insurance.

          8.2  Maintenance

               NWA will maintain the Aircraft in as good an operating condition as when initially delivered to NWA under the facility, ordinary wear and tear excepted, in compliance with applicable laws and regulations and a maintenance programme approved by the government of registry, and in such condition as may be necessary to enable the Aircraft's airworthiness certification to be maintained in good standing at all times (with exceptions as to temporary periods of storage in accordance with applicable regulations and as to the grounding by the FAA of all Airbus A319 series aircraft powered by engines of the same type as those with which the Aircraft shall be equipped at the time of such grounding), utilising, except during any period that a sublease (or lease in the case where NWA is the

                                   LA 8-11
               borrower) is in effect, the same manner of maintenance used by NWA with respect to similar aircraft operated by NWA and utilising, during any period that a sublease is in effect (or lease in the case where NWA is the borrower), the same manner of maintenance used by the sublessee (or lessee) with respect to similar aircraft operated by the sublessee (or lessee). NWA will have the right at any time during the term of any Financing to substitute for any engine another compatible engine having a value and utility (except for maintenance cycle condition) of the engine being replaced.

          8.3  Events of Default

               Events of default for each Financing shall be as follows:

                (i) failure to make any payment of principal or interest {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} for a period of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after due, and failure to make any other payment for a period of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

                (ii) failure to maintain required insurance and any such
                     failure is not cured within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

               (iii) failure to perform in any material respect any other covenants and such failure continues for a period {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

                (iv) material failure of representations or warranties (other than tax representations and warranties) to be true and correct and the same remains uncured for a period of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and

                                   LA 8-12

                 (v) customary bankruptcy and insolvency events of default.

          8.4  Sublease or Lease

               Provided an event of default shall not have occurred and be continuing, NWA will have the right at any time to sublease, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the Aircraft (i) without Lender consent to any air carrier holding {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, (ii) to any entity approved in writing by the Lender, (iii) without Lender consent to any entity domiciled in a country designated on Exhibit 1 hereto (it being understood that the Lender will use reasonable efforts to include {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} on such list (for the purposes of sublease or lease or reregistration, as appropriate) to the extent that the inclusion of any such countries is reasonably commercially available without adversely affecting any of the other terms or provisions of the transaction for the Lender, or (iv) without Lender consent to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
               THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in a country that would not otherwise be restricted, in any event for a period or period not to exceed the term of each A319 Long-Term Credit or A319 Replacement Long-Term Credit, as appropriate, and further provided that, at any time whilst {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} or any of their affiliates is a Lender, the number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (including {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) supported at such time by {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and provided further that the number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In addition to the rights to {CONFIDENTIAL MATERIAL OMITTED
               AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A

                                   LA 8-13

               REQUEST FOR CONFIDENTIAL TREATMENT} do any of the following:
               (i) subject the Aircraft or engines or arrangements; (ii) deliver possession of the Aircraft or any engine to third parties for testing, modification, maintenance, repair or overhaul; (iii) install any engine on other airframes; and
               (iv) subject the Aircraft or any engine to (a) the United States Civil Reserve Air Fleet Program, (b) contracts with the United States government or agency thereof, or (c) "wet" leases with third parties.

          8.5  Aircraft Registration

               The Aircraft will initially be registered with the FAA. NWA may at any time re-register the Aircraft in a foreign country in accordance with the terms contained in Exhibit 2 hereto, it being understood that there are no {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. It is also agreed that such terms should reflect terms {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

B. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

1.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                   LA 8-14

3.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


9.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                   LA 8-15

          10.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.7 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.8 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

          10.9 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         10.10 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         10.11 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         10.12 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

   11.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

   12.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                                   LA 8-16

C.        General

1.0       Termination

          During the term of this Letter Agreement, each of the commitments of AVSA set forth herein shall be subject to the non-occurrence of any of the events described in this Paragraph C.1.0, and should any event described in Sub-paragraphs (a), (b) or (c) to this occur, this Letter Agreement and the commitments of AVSA hereunder shall automatically terminate without notice of any kind and without prejudice to any other rights or remedies that may be exercised by AVSA.

          (a) NWA shall have:

               (1) made a general assignment for the benefit of creditors or become insolvent;

               (2)   filed a voluntary petition in bankruptcy;

               (3) petitioned for or acquiesced in the appointment of any custodian, receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

               (4) commenced under the laws of any competent jurisdiction any proceedings involving its insolvency, bankruptcy, reorganisation, readjustment of debt, dissolution or liquidation or any other similar proceeding for the relief of debtors;

               (5) become the object of any proceeding or action of the type described in (3) or (4) above that remains undismissed or unstayed for a period of thirty (30) or more days; or

               (6) admitted in writing and become unable generally to pay its debts as they become due.

          (b) The Agreement shall have terminated on account of a material breach by NWA or for any other reason or if NWA shall be in material default of any of its obligations thereunder.

          (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                                    LA 8-17

2.0       Assignment

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of NWA and AVSA hereunder (excluding, for the avoidance of doubt, for the purposes of this Paragraph the rights and obligations under a Financing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) will not be assigned or transferred or mortgaged or pledged in any manner without the prior written consent of either party hereunder, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force and effect.

3.0 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.0       Miscellaneous Provisions

          (a)  NOTICES

               All notices and requests required or authorised hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier or mail or by electronic transmission to the addresses set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier or mail, or if such notice or request is given by electronic transmission, the date upon which sent, shall be deemed to be the effective date of such notice or request.

               AVSA shall be addressed at:

                         2, rond-point Maurice Bellonte
                         31700 BLAGNAC, FRANCE
                         Attention:     Director - Contracts
                         Telephone:     (33) 5 61 30 40 12
                         Telex:         AVSA 521155F
                         Fax:           (33) 5 61 30 40 11

               And NWA shall be addressed at:

                         2700 Lone Oak Parkway
                         Eagan, Minnesota 55121, USA

                                    LA 8-18

                         Attention:     Senior Vice President and Treasurer
                                        and Vice President of Northwest
                                        Aircraft Inc.
                         Telephone:     (1) 612 726 2274
                         Fax:           (1) 612 726 2488

          or at such other address or to such other address or to such other person as the party receiving the notice or request may designate from time to time.

          (b)  WAIVER

          The failure of either party to enforce at any time any of the provisions of this Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Letter Agreement or any part hereof or the right of the other party thereafter to enforce each and every provision. The express waiver by either party of any provision, condition or requirement of this Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

          (c)  INTERPRETATION AND LAW

          THIS LETTER AGREEMENT AND ANY DOCUMENTS PERTAINING TO ANY OF THE FINANCING PROVIDED HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. Each of AVSA and NWA (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, of the United States, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

          (d)  CONFIDENTIALITY

          Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisers) shall maintain the terms

                                    LA 8-19
          and conditions of this Letter Agreement strictly confidential. Without limiting the generality of the foregoing, NWA and AVSA will limit the disclosure of the contents of this Letter Agreement, to the extent legally permissible, in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. NWA and AVSA shall consult with each other prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions hereof. In the event that NWA receives any other disclosure request from any government or any branch, agency or instrumentality thereof or any government-related entity, which NWA believes would be advisable to satisfy in whole or in part, NWA and AVSA will consult and AVSA will not unreasonably withhold its consent to such disclosure. Notwithstanding anything in this Paragraph to the contrary, AVSA may deliver a copy of this Letter Agreement to CFMI. The provisions of this Paragraph shall survive any termination of this Letter Agreement.

          (e)  SEVERABILITY

          In the event that any provision of this Letter Agreement should for any reason be held to be without effect, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect.

          (f)  ALTERATIONS TO CONTRACT

          This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written.

          (g)  LANGUAGE

          All correspondence, documents and any other written matters in connection with this Letter Agreement shall be in English.

          (h)  HEADINGS

          All headings in this Letter Agreement are for convenience of reference only and do not constitute a part of this Letter Agreement.

          (i)  COUNTERPARTS

          This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                                    LA 8-20

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                             Very truly yours,

                                             AVSA, S.A.R.L.



                                             By:   /s/ M. Lascaux
                                             Its:  Director Contracts


Accepted and Agreed

NORTHWEST AIRLINES, INC.

By:   /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer

                                    LA 8-21

                                                                       EXHIBIT 1

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                                                                       EXHIBIT 2

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                            LETTER AGREEMENT NO. 9


                                                    As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re: {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   /s/ M. Lascaux
                                   Its:  Director Contracts

Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:  /s/ M. D. Powers
Its: Vice President - Finance and Assistant Treasurer


                                    LA 9-2

                           LETTER AGREEMENT NO. 10

                                                    As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:       A319-100 SPECIAL APPLICATION

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. Airbus Industrie Financial Services ("AIFS") and NWA have entered into the Restated and Amended Loan Agreement (the "AIFS Term Loan") dated as of 29 March 1996. AIFS is interested in {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and NWA is interested in {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} before the stated maturity of the AIFS Term Loan.

2. AVSA agrees to procure that AIFS, or its agent, will meet with NWA within ninety (90) days of signature of the Agreement with a view to discussing in good faith how the objectives identified above might be met. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   /s/ M. Lascaux
                                   Its:  Director Contracts

Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:   /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer


                                    LA 10-2

                           LETTER AGREEMENT NO. 11


                                                     As of September 19, 1997


Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, Minnesota 55121

Re:       MISCELLANEOUS MATTERS

Dear Ladies and Gentlemen:

          Northwest Airlines, Inc. ("Northwest"), and AVSA, S.A.R.L. ("AVSA"), have entered into an Airbus A319-100 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by AVSA and the purchase by Northwest of certain Aircraft, under the terms and conditions set forth in said Agreement. Northwest and AVSA have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

          Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.        INEXCUSABLE DELAY

2.1 AVSA hereby agrees to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 AVSA hereby agrees to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.        ASSIGNMENT

          Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of Northwest hereunder will not be assigned or transferred in any manner without the prior written consent of AVSA, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

          If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By:   /s/ M. Lascaux
                                   Its:  Director Contracts

Accepted and Agreed

NORTHWEST AIRLINES, INC.



By:   /s/ M. D. Powers
Its:  Vice President - Finance and Assistant Treasurer


                                    LA 11-2